          As filed with the Securities and Exchange Commission on April 14, 2009
                                                      Registration No. 002-86083
                                                                       811-03831


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          Post-Effective Amendment No. 32                  [ X ]


                                       and


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 29                          [ X ]


                          NYLIAC MFA SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                             Laura M. Bramson, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)
                                    Copy to:

Richard T. Choi, Esq.                        Thomas F. English, Esq.
Jorden Burt LLP                              Senior Vice President
1025 Thomas Jefferson Street, NW             and Chief Insurance Counsel
Suite 400 East                               New York Life Insurance Company
Washington, DC 20007-5208                    51 Madison Avenue
                                             New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      on May 1, 2009 pursuant to paragraph (b) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
         Units of interest in a separate account under variable annuity contracts.

                          PROSPECTUS DATED MAY 1, 2009


                          NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                     FOR THE
                                 FACILITATOR(R)*

                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                    ISSUED BY
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policies primarily to assist individuals with their long-term retirement planning or other long-term needs.


     This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, We will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.


     Prior to the date your income payments begin, you may direct that purchase payments accumulate on a fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a fixed basis. For a policy that is not issued in connection with an employee retirement plan that qualifies for special federal income tax treatment, you may also receive income payments on a fixed basis. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.

     Both separate accounts invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"). The Fund offers three separate portfolios available for investment under your policy: MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management (the "Eligible Portfolios" or the "Portfolios"). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy's value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.


     You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2009. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. The Facilitator Prospectus and Statement of Additional Information are also posted on Our website, www.newyorklife.com. We have listed the phone numbers for Our Service Centers on page 12 of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     *FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS
                        NOT MEANT TO CONNOTE PERFORMANCE.

                                TABLE OF CONTENTS


                                       PAGE
                                       ----
DEFINITIONS..........................    3
POLICYOWNER AND FUND EXPENSES........    4
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR........................    8
  How do I contact NYLIAC?...........   12
FINANCIAL STATEMENTS.................   13
CONDENSED FINANCIAL INFORMATION......   14
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNTS...........................   18
  New York Life Insurance and Annuity
     Corporation.....................   18
  The Separate Accounts..............   18
  The Portfolios.....................   18
  Additions, Deletions, or
     Substitutions of Investments....   19
  Reinvestment.......................   20
THE POLICIES.........................   20
  Purpose of Policies................   20
  Purchase Payments..................   21
  Payments Returned for Insufficient
     Funds...........................   21
  Total Disability Benefit Rider.....   21
  Transfers..........................   21
     (a) Limits on Transfers.........   22
  Accumulation Period................   23
     (a) Crediting of Purchase
      Payments......................    23
     (b) Valuation of Accumulation
      Units.........................    23
  Policyowner Inquiries..............   23
CHARGES AND DEDUCTIONS...............   23
  Surrender Charges..................   23
  Exceptions to Surrender Charges....   24
  Other Charges......................   24
     (a) Mortality and Expense Risk
      Charges.......................    24
     (b) Administrative Fee..........   25
     (c) Policy Service Charge.......   25
     (d) Fund Charges................   25
  Taxes..............................   25
DISTRIBUTIONS UNDER THE POLICY.......   25
  Surrenders and Withdrawals.........   25
     (a) Surrenders..................   26
     (b) Partial Withdrawals.........   26
     (c) Periodic Partial
       Withdrawals...................   26
     (d) Hardship Withdrawals........   26
  Cancellations......................   27
  Retirement Date....................   27
  Death Before Retirement Date.......   27
  Income Payments....................   28
     (a) Election of Income Payment
         Options.....................   28
     (b) Fixed Income Payments.......   28
     (c) Other Methods of Payment....   29
     (d) Proof of Survivorship.......   29
  Delay of Payments..................   29
  Designation of Beneficiary.........   29
  Restrictions Under the Texas
     Optional Retirement Program.....   30
  Restrictions Under Code Section
     403(b)(11)......................   30
THE FIXED ACCOUNT....................   30
     (a) Interest Crediting..........   30
     (b) Surrender Charges...........   31
     (c) Transfers to Investment
         Divisions...................   31
     (d) General Matters.............   31
FEDERAL TAX MATTERS..................   32
  Introduction.......................   32
  Taxation of Annuities in General...   32
  Qualified Policies.................   33
     (a) 403(b) Plans................   33
     (b) Individual Retirement
         Annuities...................   34
     (c) Roth Individual Retirement
         Annuities...................   34
     (d) Deferred Compensation
          Plans......................   34
  Taxation of Death Benefits.........   35
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS.......................   35
VOTING RIGHTS........................   36
STATEMENT OF ADDITIONAL INFORMATION..   37



THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   DEFINITIONS

ACCUMULATION UNIT--An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

ANNUITANT--A person named on the Policy Data Page and whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, We pay benefits under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

INCOME PAYMENTS--Periodic payments NYLIAC makes to the Payee.

INVESTMENT DIVISION ("DIVISION")--The variable investment options available with your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when We issue your policy, from which subsequent Policy Years, months, and anniversaries are measured.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which We receive and credit a purchase payment under the policy.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT(S)--NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts We established to receive and invest purchase payments under the policies.

                          POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS
                            FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)



                                                   MAINSTAY VP
                                                      COMMON           MAINSTAY VP        MAINSTAY VP
                                                      STOCK-              BOND-               CASH
                                                  INITIAL CLASS       INITIAL CLASS        MANAGEMENT
                                                  -------------       -------------       -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...............      7.00%               7.00%               7.00%
  Annual Policy Service Charge..................  Lesser of $30 Per Policy or 1% of the Policy's
                                                  Value.


SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees............      1.25%               1.25%               1.25%
     Administration Fees........................      0.50%               0.50%               0.50%
     Total Separate Account Annual Expenses.....      1.75%               1.75%               1.75%

MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a% of average account value for the fiscal year ended December 31, 2008)
     Advisory Fees..............................      0.54%(b)(c)         0.49%(f)(c)         0.43%(g)
     Administration Fees........................      0.00%               0.00%               0.00%
     Other Expenses.............................      0.06%(d)            0.06%               0.07%
     Total Fund Annual Expenses.................      0.60%(e)            0.55%               0.50%(h)




------------


(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges")



(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(c) Expenses have been restated to reflect current fees.



(d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(e) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(f) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(h) From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

EXAMPLES


     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

       1. If you surrender your policy at the end of the applicable time period.


                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
      Common Stock Portfolio--Initial Class...............  $1,054    $1,780    $2,420    $3,804
      Bond Portfolio--Initial Class.......................  $1,050    $1,766    $2,398    $3,758
      Cash Management Portfolio...........................  $1,045    $1,752    $2,375    $3,713



       2. If you do NOT surrender or annuitize your policy


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
      Common Stock Portfolio--Initial Class................   $343     $1,047    $1,772    $3,687
      Bond Portfolio--Initial Class........................   $338     $1,032    $1,748    $3,641
      Cash Management Portfolio............................   $333     $1,017    $1,723    $3,595



YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS
                             SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)


                                                             MAINSTAY VP     MAINSTAY VP    MAINSTAY VP
                                                             COMMON STOCK       BOND-           CASH
                                                            INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                                            -------------   -------------   -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn)..................       7.00%            7.00%          7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees.....................       1.25%            1.25%          1.25%
     Total Separate Account Annual Expenses..............       1.25%            1.25%          1.25%

MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended December 31, 2008)
     Advisory Fees.......................................       0.54%(b)(c)      0.49%(f)(c)    0.43%(g)
     Administration Fees.................................       0.00%            0.00%          0.00%
     Other Expenses......................................       0.06%(d)         0.06%          0.07%
     Total Fund Annual Expenses..........................       0.60%(e)         0.55%          0.50%(h)




------------


(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges")



(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(c) Expenses have been restated to reflect current fees.



(d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(e) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(f) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(h) From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.



     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


EXAMPLES

     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the applicable time period:


                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
      Common Stock Portfolio--Initial Class...................    $911     $1,135    $1,358    $2,184
      Bond Portfolio--Initial Class...........................    $907     $1,120    $1,333    $2,130
      Cash Management Portfolio...............................    $902     $1,105    $1,308    $2,076

     2. If you do NOT surrender or annuitize your policy


                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                  ------   -------   -------   --------
      Common Stock Portfolio--Initial Class....................    $190      $587     $1,009    $2,184
      Bond Portfolio--Initial Class............................    $185      $571     $  983    $2,130
      Cash Management Portfolio................................    $179      $556     $  956    $2,076



YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

     1. WHAT IS THE FACILITATOR?

     Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See "The Policies"). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy's value will fluctuate according to the performance of the Investment Divisions selected.

     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?

     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, We refer to annuity payments which remain the same throughout the payment period as "Fixed Income Payments". Fixed Income Payments will always be the same specified amount. (See "Income Payments".)

     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     You can allocate your purchase payments to one or more of the following Allocation Alternatives:

          (a) Separate Accounts

               Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

               The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

                                                                         CORRESPONDING
                    INVESTMENT DIVISION                               ELIGIBLE PORTFOLIO
                    -------------------                   ------------------------------------------
          MainStay VP Common Stock-Initial Class          MainStay VP Common Stock-Initial Class
          MainStay VP Bond-Initial Class                  MainStay VP Bond-Initial Class
          MainStay VP Cash Management                     MainStay VP Cash Management Portfolio


               When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund.

          (b) Fixed Account

               Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account")

     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?

     You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See "Transfers")

     You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See "The Fixed Account")

     5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See "Other Charges")

     For single premium policies, there is no annual charge for policy services or daily charges for administrative services.

     For flexible premium policies, We will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy's value at the end of the Policy Year. In addition, We will deduct a daily charge for administrative services equal to 0.50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See "Other Charges")

     We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                                 SURRENDER CHARGE
-------------------------------                                 ----------------
1 ...........................................................           7%
2 ...........................................................           6%
3 ...........................................................           5%
4 ...........................................................           4%
5 ...........................................................           3%
6 ...........................................................           2%
7 ...........................................................           1%
8 and later..................................................           0%


     For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                     SURRENDER CHARGE
-----------                                                     ----------------
1-4 .........................................................           7%
5 ...........................................................           6%
6 ...........................................................           5%
7 ...........................................................           4%
8 ...........................................................           3%
9 ...........................................................           2%
10 ..........................................................           1%
11 and later.................................................           0%


(See "Surrender Charges" at page 20 and "Exceptions to Surrender Charges")

     Charges will also be deducted for options such as the Total Disability Benefit Rider.

     Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)

     In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?


     Unless we permit otherwise, additional purchase payments under a Non-Qualified or Qualified single premium policy must be at least $2,000. Payments are only accepted on inforce policies up to age 65. We may limit additional purchase payments to four in any one Policy Year.


     For a flexible premium policy, you can make purchase payments of at least $40 each at any time. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments We accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

     Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.


     7. HOW ARE PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy. ACCEPTANCE OF ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     If We do not receive a purchase payment for a period of two years and both
(a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if We do not receive a purchase payment from you before the end of that 90-day period. If We terminate your policy, We will pay you the policy's value in one lump sum.

     9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE MY INCOME PAYMENTS ARE SCHEDULED TO BEGIN?

     You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to Us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters")

     10. HOW WILL INCOME PAYMENTS BE MADE?

     Income Payments under Qualified Policies and Non-Qualified Policies can be received on a fixed basis. Fixed Income Payments will always be in the same specified amount. (See "Income Payments")

     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?

     If you have a Total Disability Benefit rider included in your flexible premium policy, We will credit benefit amounts as purchase payments to your policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider")

     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE INCOME PAYMENTS BEGIN?

     If the Annuitant dies before Income Payments begin, We will pay the Beneficiary under the policy an amount equal to the greater of:

          (a) the policy's value or

          (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement Date" and "Federal Tax Matters")

     13. WHAT HAPPENS IF I DIE BEFORE INCOME PAYMENTS BEGIN?

     In the event you or the Annuitant dies before Income Payment begins, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

          (a) the policy's value; or

          (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     If you are not the Annuitant but your spouse is the sole primary Beneficiary of the Policy, or if your spouse or the Annuitant's spouse is the Beneficiary and Contingent Annuitant, We can pay the proceeds to the surviving spouse (as defined under Federal law) on your death prior to the date Income Payments are scheduled to begin. The surviving spouse (as defined under Federal law) can also choose to continue as the new policyowner. (See "Death Before Retirement Date" and "Federal Tax Matters")


     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See "Voting Rights")

     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS CALCULATED?

     We may advertise yields and total returns for the Investment Divisions. In addition, We may advertise the effective yield of the MainStay VP Cash Management Investment Division. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, We assume the income earned by an investment in the MainStay VP cash management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the SAI.

     TOTAL RETURN CALCULATIONS. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

     We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the SAI.

     17. HOW DO I CONTACT NYLIAC?

     For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via WWW.NEWYORKLIFE.COM/VSC or the Interactive Voice Response (IVR) system using the toll-free number listed for each applicable Service Center.

     SERVICE CENTER                      ADDRESS                 PHONE NUMBER
     --------------                      -------                 ------------
Cleveland Service Center    Regular Mail                         (800) 695-9873
                            New York Life
                            Cleveland Service Center
                            PO Box 6916
                            Cleveland, OH 44101-1916
                            Attn: Annuity Service Team

                            Overnight Mail
                            New York Life
                            Cleveland Service Center
                            14600 Detroit Avenue, Suite 1000
                            Lakewood, OH 44107
                            Attn: Annuity Service Team

Dallas Service Center       Regular Mail                         (800) 695-1314
                            New York Life
                            Dallas Service Center
                            PO Box 130539
                            Dallas, TX 75313-0539
                            Attn: Annuity Service Team

                            Overnight Mail
                            New York Life
                            Dallas Service Center
                            Two Energy Square
                            4849 Greenville Avenue, Suite 700
                            Dallas, TX 75206
                            Attn: Annuity Service Team



Faxed or e-mailed requests are not acceptable and will not be honored at any time. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to one of the addresses noted in Question 18.



The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.


     18. WHERE DO I SEND SUBSEQUENT PREMIUM PAYMENTS?

     Subsequent premium payments must be sent to one of the following addresses:

REGULAR MAIL:     NYLIAC
                  P.O. Box 742545
                  Cincinnati, OH 45274-2545

EXPRESS MAIL:     NYLIAC
                  8120 Penn Avenue South
                  Suite 300
                  Bloomington, MN 55431



     Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this question 18.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 (including the report of the independent registered public accounting firm), and the Separate Accounts' statement of assets and liabilities as of December 31, 2008, and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                          NYLIAC MFA SEPARATE ACCOUNT I
                         CONDENSED FINANCIAL INFORMATION


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements for the year ending December 31, 2004 and for subsequent years are included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2003 and preceding years are derived from financial statements not included herein. Values and units shown are for full year periods beginning January 1 except where indicated.



                                                                January 1, 1999 to December 31, 1999
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/99...............   $63.13    $58.57    $33.44    $31.02    $20.80    $19.29
Accumulation Unit value as of 12/31/99.............   $81.03    $74.80    $32.52    $30.02    $21.53    $19.88
Number of units outstanding (in 000's) as of
  12/31/99.........................................    1,555     3,171       836     1,454       162       299

                                                                January 1, 2000 to December 31, 2000
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/00...............   $81.03    $74.80    $32.52    $30.02    $21.53    $19.88
Accumulation Unit value as of 12/31/00.............   $77.35    $71.05    $35.27    $32.39    $22.56    $20.72
Number of units outstanding (in 000's) as of
  12/31/00.........................................    1,294     2,781       531     1,172       126       236

                                                                January 1, 2001 to December 31, 2001
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/01...............   $77.35    $71.05    $35.27    $32.39    $22.56    $20.72
Accumulation Unit value as of 12/31/01.............   $63.34    $57.88    $38.06    $34.78    $23.13    $21.14
Number of units outstanding (in 000's) as of
  12/31/01.........................................    1,070     2,502       478     1,082       119       209

                                                                January 1, 2002 to December 31, 2002
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/02...............   $63.34    $57.88    $38.06    $34.78    $23.13    $21.14
Accumulation Unit value as of 12/31/02.............   $47.38    $43.08    $41.15    $37.42    $23.15    $21.06
Number of units outstanding (in 000's) as of
  12/31/02.........................................      886     2,252       420     1,006        99       196

                                                                January 1, 2003 to December 31, 2003
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/03...............   $47.38    $43.08    $41.15    $37.42    $23.15    $21.06
Accumulation Unit value as of 12/31/03.............   $59.13    $53.50    $42.48    $38.43    $23.02    $20.83
Number of units outstanding (in 000's) as of
  12/31/03.........................................      782     2,090       372       940        84       177

                                                                January 1, 2004 to December 31, 2004
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/04...............   $59.13    $53.50    $42.48    $38.43    $23.02    $20.83
Accumulation Unit value as of 12/31/04.............   $64.76    $58.30    $43.67    $39.31    $22.92    $20.64
Number of units outstanding (in 000's) as of
  12/31/04.........................................      690     1,911       335       844        71       139

                                                                January 1, 2005 to December 31, 2005
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/05...............   $64.76    $58.30    $43.67    $39.31    $22.92    $20.64
Accumulation Unit value as of 12/31/05.............   $68.87    $61.69    $44.07    $39.48    $23.31    $20.88
Number of units outstanding (in 000's) as of
  12/31/05.........................................      616     1,730       299       778        59       130

                                                                January 1, 2006 to December 31, 2006
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/06...............   $68.87    $61.69    $44.07    $39.48    $23.31    $20.88
Accumulation Unit value as of 12/31/06.............   $79.23    $70.62    $45.50    $40.56    $24.08    $21.46
Number of units outstanding (in 000's) as of
  12/31/06.........................................      542     1,577       250       692        53       108

                                                                January 1, 2007 to December 31, 2007
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/07...............   $79.23    $70.62    $45.50    $40.56    $24.08    $21.46
Accumulation Unit value as of 12/31/07.............   $82.27    $72.96    $47.86    $42.45    $24.93    $22.11
Number of units outstanding (in 000's) as of
  12/31/07.........................................      462     1,370       220       607        54       113

                                                                January 1, 2008 to December 31, 2008
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/08...............  $ 82.27   $ 72.96   $ 47.86   $ 42.45   $ 24.93   $ 22.11
Accumulation Unit value as of 12/31/08.............  $ 51.68   $ 45.61   $ 49.03   $ 43.27   $ 25.15   $ 22.20
Number of units outstanding (in 000's) as of
  12/31/08.........................................      398     1,219       191       534        51       104

                         NYLIAC MFA SEPARATE ACCOUNT II
                         CONDENSED FINANCIAL INFORMATION




     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements for the year ending December 31, 2004 and for subsequent years are included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2003 and preceding years are derived from financial statements not included herein. Values and units shown are for full year periods beginning January 1 except where indicated.



                                                                January 1, 1999 to December 31, 1999
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/99...............   $63.13    $58.57    $33.57    $31.07    $20.80    $19.29
Accumulation Unit value as of 12/31/99.............   $81.03    $74.80    $32.64    $30.06    $21.53    $19.88
Number of units outstanding (in 000's) as of
  12/31/99.........................................    1,831       296     1,456       160       264        42

                                                                January 1, 2000 to December 31, 2000
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/00...............   $81.03    $74.80    $32.64    $30.06    $21.53    $19.88
Accumulation Unit value as of 12/31/00.............   $77.35    $71.05    $35.40    $32.44    $22.56    $20.72
Number of units outstanding (in 000's) as of
  12/31/00.........................................    1,628       273       884       130       216        26

                                                                January 1, 2001 to December 31, 2001
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/01...............   $77.35    $71.05    $35.40    $32.44    $22.56    $20.72
Accumulation Unit value as of 12/31/01.............   $63.34    $57.88    $38.20    $34.84    $23.13    $21.14
Number of units outstanding (in 000's) as of
  12/31/01.........................................    1,324       256       803       115       179        23

                                                                January 1, 2002 to December 31, 2002
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/02...............   $63.34    $57.88    $38.20    $34.84    $23.13    $21.14
Accumulation Unit value as of 12/31/02.............   $47.38    $43.08    $41.31    $37.48    $23.15    $21.06
Number of units outstanding (in 000's) as of
  12/31/02.........................................    1,100       239       728       106       135        28

                                                                January 1, 2003 to December 31, 2003
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/03...............   $47.38    $43.08    $41.31    $37.48    $23.15    $21.06
Accumulation Unit value as of 12/31/03.............   $59.13    $53.50    $42.64    $38.49    $23.02    $20.83
Number of units outstanding (in 000's) as of
  12/31/03.........................................      992       224       653        99       103        17

                                                                January 1, 2004 to December 31, 2004
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/04...............   $59.13    $53.50    $42.64    $38.49    $23.02    $20.83
Accumulation Unit value as of 12/31/04.............   $64.76    $58.30    $43.83    $39.37    $22.92    $20.64
Number of units outstanding (in 000's) as of
  12/31/04.........................................      906       208       553        92        79        15

                                                                January 1, 2005 to December 31, 2005
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/05...............   $64.76    $58.30    $43.83    $39.37    $22.92    $20.64
Accumulation Unit value as of 12/31/05.............   $68.87    $61.69    $44.23    $39.54    $23.31    $20.88
Number of units outstanding (in 000's) as of
  12/31/05.........................................      819       191       487        86        63        13

                                                                January 1, 2006 to December 31, 2006
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/06...............   $68.87    $61.69    $44.23    $39.54    $23.31    $20.88
Accumulation Unit value as of 12/31/06.............   $79.23    $70.62    $45.67    $40.62    $24.08    $21.46
Number of units outstanding (in 000's) as of
  12/31/06.........................................      725       174       429        77        62        13

                                                                January 1, 2007 to December 31, 2007
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/07...............   $79.23    $70.62    $45.67    $40.62    $24.08    $21.46
Accumulation Unit value as of 12/31/07.............   $82.27    $72.96    $48.04    $42.51    $24.93    $22.11
Number of units outstanding (in 000's) as of
  12/31/07.........................................      638       150       375        73        67        14

                                                                January 1, 2008 to December 31, 2008
                                                     ----------------------------------------------------------

                                                       Main-
                                                     Stay VP               Main-               Main-
                                                      Common             Stay VP             Stay VP
                                                      Stock-               Bond-                Cash
                                                     Initial             Initial             Manage-
                                                       Class               Class                ment
                                                     ------------------  ------------------  ------------------
                                                      SINGLE   FLEXIBLE   SINGLE   FLEXIBLE   SINGLE   FLEXIBLE
                                                      PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM   PREMIUM
                                                     POLICIES  POLICIES  POLICIES  POLICIES  POLICIES  POLICIES
                                                     --------  --------  --------  --------  --------  --------
Accumulation Unit value as of 1/1/08...............  $ 82.27   $ 72.96   $ 48.04   $ 42.51   $ 24.93   $ 22.11
Accumulation Unit value as of 12/31/08.............  $ 51.68   $ 45.61   $ 49.21   $ 43.33   $ 25.16   $ 22.20
Number of units outstanding (in 000's) as of
  12/31/08.........................................      550       134       337        66        58        16

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this prospectus, NYLIAC offers life insurance policies and other annuities.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $82.2 billion at the end of 2008. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.


     THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on both the investment performance of the Fixed Account and any other separate account of NYLIAC.

     Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although We do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various policies participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios, along with their investment advisers, are listed in the following table:


-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

FUND                 INVESTMENT ADVISERS   ELIGIBLE PORTFOLIOS
-------------------------------------------------------------------------------------
MainStay VP Series   New York Life         MainStay VP Bond
Fund, Inc.           Investment
                     Management LLC        MainStay VP Cash Management

                     Subadvisor: Madison   MainStay VP Common Stock;
                     Square Investors LLC

-------------------------------------------------------------------------------------



     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that are available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if We believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in Our sole discretion, due to marketing, tax, investment, or other conditions. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if, in Our sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy's value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Eligible Portfolios, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Eligible Portfolio.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved "Transfer of Ownership" form in effect at the time of the request. This change will take effect as of the date We receive your signed form at the Service Center that services your policy noted in Question 17 of this Prospectus, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

     The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:


          (1) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code, in each case in accordance with the employer's plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS--Qualified Policies--Important Information Regarding Final Code Section 403(b) Regulations);


          (2) individual retirement annuities ("IRAs") meeting the requirements of Section 408(b), 408(k), or 408A of the Code; or

          (3) deferred compensation plans with respect to service for state and local governments (and certain other entities), under Section 457 of the Code.


     We refer to policies purchased by these individuals for use with these plans as "Qualified Policies." (See "FEDERAL TAX MATTERS")


     Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your state.

     PURCHASE PAYMENTS

     For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000.

     For flexible premium policies, you can make purchase payments of at least $40 each at any time. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policyowner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders), are not more than the greater of: (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to the Service Center that services your policy as noted in Question 17 of this Prospectus.

     For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.

     If We do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, then We may, in Our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If We terminate your policy, We will pay you the policy's value in one lump sum. (See "Cancellations")

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until the Service Center that services your policy receives a written request to reinstate it in a form acceptable to Us at one of the addresses in Question 17 of this Prospectus, and We agree.

     TOTAL DISABILITY BENEFIT RIDER

     If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, We will credit a benefit amount as a purchase payment for your policy when you provide proof to Us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, We are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

          (i) $1,000 for single premium policies or $500 for flexible premium policies or

          (ii) the total value of the Accumulation Units in the Investment Division.

     The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, We will transfer the entire value unless We determine otherwise. We limit the number of transfers to four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.

     Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account")

     Transfer requests must be in writing on a form We provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which We receive the transfer request at the Service Center that services your policy in Question 17 of this Prospectus. (See "Delay of Payments") Faxed requests are not acceptable and will not be honored at anytime.

     (a) Limits on Transfers


     POTENTIALLY HARMFUL TRANSFERS--This policy is not intended as a vehicle for market timing. Currently, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight courier and received by the Service Center that services your policy listed in Question 17 of this Prospectus. We limit the number of transfers to no more than four in any one policy year. These requirements are designed to limit potentially harmful transfers.


     WE MAY CHANGE THESE LIMITATIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all Policyowners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectus for more details regarding the Fund portfolios' ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS--The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that these procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the size of transfers in a given period. Redemption fees, transfer size limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectus for the underlying Fund portfolios, in effect at the time of any trade, describes any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on portfolio management, such as:

           (a) impeding a portfolio manager's ability to sustain an investment objective;

           (b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

           (c) causing an underlying Fund portfolio to liquidate investments prematurely (or at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     ACCUMULATION PERIOD

     (a) Crediting of purchase payments

     You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day We receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest credited thereto.)

     (b) Valuation of Accumulation Units

     We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     POLICYOWNER INQUIRIES

     Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at any time. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from purchase payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, We deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

     For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                                SURRENDER CHARGE
-------------------------------                                ----------------
1............................................................         7%
2............................................................         6%
3............................................................         5%
4............................................................         4%
5............................................................         3%
6............................................................         2%
7............................................................         1%
8 and later..................................................         0%


     Under a single premium policy, for purposes of calculating the surrender charge, We treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                    SURRENDER CHARGE
-----------                                                    ----------------
1-4..........................................................         7%
  5..........................................................         6%
  6..........................................................         5%
  7..........................................................         4%
  8..........................................................         3%
  9..........................................................         2%
 10..........................................................         1%
 11 and later................................................         0%


     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) under a single premium policy, on amounts you withdraw in any one Policy Year that do not exceed 10% of the policy's value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See "The Fixed Account");

          (b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See "Income Payments");

          (c) if NYLIAC cancels the policy;

          (d) when We pay proceeds upon the death of the policyowner or the Annuitant; and

          (e) if the aggregate surrender charges under a policy will exceed 8.5% of the total purchase payments.

In addition, We will not assess a surrender charge to withdrawals from the Fixed Account in situations described under "The Fixed Account."

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

     (b) Administrative Fee

     Prior to the date Income Payments are scheduled to begin for flexible premium policies, We impose an administrative fee to cover the cost of providing policy administrative services. This charge is equal, on an annual basis, to 0.50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policyowners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

     (c) Policy Service Charge

     For flexible premium policies, We deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy's value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets of the Separate Accounts will indirectly reflect the Fund's total fees and expenses. The Fund's total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund's prospectus and/or SAI.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     We may in the future seek to amend the policies to deduct premium taxes when a purchase payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.


     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See "Federal Tax Matters") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.


                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy's value, at any time before Income Payments begin and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the policy's value on the Business Day the Service Center that services your policy receives the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy's value on the established periodic partial withdrawal request date), less any surrender charges, any applicable policy fee and any taxes required by law to be deducted. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments")

     Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals), may be more or less than the total purchase payments made.

     Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General")

     (a) Surrenders

     We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See "Income Payments")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request. Also note that partial withdrawal requests for amounts greater than $19,999 or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

     If a requested partial withdrawal is equal to the value in the Allocation Alternative from which you make the withdrawal, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell Us how to allocate a partial withdrawal among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals

     You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. To process Periodic Partial Withdrawals you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See "Charges and Deductions")

     Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, We will send out a check for less than the scheduled amount and will cease future payments until We receive new instructions designating new Allocation Alternatives from which We can make the withdrawal.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy's value.

     CANCELLATIONS

     If We do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy's value to you in one lump sum.

     We will notify you in your annual report of Our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, We will pay you the policy's value in one lump sum.

     RETIREMENT DATE

     The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or We pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that We receive written notice of the request at least one month before the last selected Retirement Date. To request to change or defer the Retirement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT DATE

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date), dies prior to the Retirement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. That amount will be the greater of:

          (a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

          (b) the policy's value.

     This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that We may offer at any time.

     If the policyowner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and We will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policyowner has elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, all or part of these proceeds will be:

          (i) applied under options 1A or 1B. (See "Income Payments") However, We will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policyowner's death in one lump sum to the Beneficiary; or

          (ii) used to purchase an immediate annuity for the Beneficiary who will be the policyowner and Annuitant.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death.

     We determine the value of the proceeds at the end of the Business Day during which death occurs.

     For policies issued after January 18, 1985, if (a) the policyowner and the Annuitant are not the same person and the policyowner's spouse is the sole primary Beneficiary, or (b) the policyowner and the Annuitant are the same individual and the policyowner's spouse is the sole primary Beneficiary and the Contingent Annuitant, We will pay the proceeds to the surviving spouse if the policyowner dies before the Retirement Date or the surviving spouse can continue the policy as the new policyowner. Generally, We will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and We will pay benefits under the policy upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General")

     If the Annuitant and joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, subject to postponement in certain circumstances. (See "Delay of Payments")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     You may select Income Payments that are fixed. At any time before the Retirement Date, you may change the Income Payment Option or request any other method of payment We agree to. To change the Income Payment Option or to request another method of payment prior to the Retirement Date, you must send a written request in a form acceptable to Us to the Service Center that services your policy in Question 17 of this Prospectus. If an Income Payment Option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

     In the event that an Income Payment Option is not selected, We will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the "Annuity Benefit" section of the policy.

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total purchase payments made under the policy if the Annuitant dies before the actuarially predicted date of death.

     For Income Payment Options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges")

     (b) Fixed Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3.0% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     (c) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A payee receiving payments under Income Payment options 1A, 1B, 2A or 2B may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.

     If a payee dies on or after the Retirement Date, We will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters")

     (d) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

          (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amounts due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

     However, if the policyowner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policyowner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

     (1) termination of employment in the Texas public institutions of higher education,

     (2) retirement, or

     (3) death.

     Accordingly, We will require a participant in the ORP (or the participant's estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)


     With respect to 403(b) TSAs, an employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, has a severance from employment, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.


     Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

     Under the terms of your Code section 403(b) plan you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                                THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges

     We may apply surrender charges to withdrawals from the Fixed Account. (See "Surrender Charges") In addition to the "Exceptions to Surrender Charges," subject to any applicable state insurance law or regulation, We will not impose a surrender charge on any amount withdrawn from the Fixed Account if: (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, We make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, We may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

          1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.

          2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy's value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy's value under the first exception to the imposition of surrender charges described under "Exceptions to Surrender Charges". In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

          3. For flexible premium policies, except as stated in (c)1 above, We do not permit transfers from the Fixed Account during the first ten Policy Years.

          4. For single premium policies, We permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, We permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of: (i) $1,000 for single premium policies or $500 for flexible premium policies or (ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, We may include that amount in the transfer.

     For both single and flexible premium policies, We reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See "Transfers")

     You must make transfer requests in writing in a form acceptable to Us and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

     (d) General Matters

     We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

                               FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals), or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS's view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner's (or, where the policyowner is not an individual, the Annuitant's) death, (3) made as a result of the policyowner's disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates), to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations), that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          Important Information Regarding Final Code Section 403(b) Regulations


          On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


          Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a "90-24 transfer"). Under this guidance, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's written Code section 403(b) plan.

          Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer's Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

          In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer's written Code section 403(b) plan no later than by January 1, 2009.

          The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

          You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that
     Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.


     The Qualified Policies are subject to the required minimum distribution ("RMD") rules under Code section 401(a)(9) and the regulations issued thereunder. Under the "Worker, Retiree and Employer Recovery Act of 2008," the RMD rules applicable to IRAs (including Inherited IRAs and SIMPLE IRAs), Section 403(b) plans, and other qualified defined contribution plans were suspended for 2009 RMD amounts. In the absence of any further legislation, the RMD rules will continue to apply for 2010 RMDs and RMDs related to subsequent years. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service ("IRS"). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.


     Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

     Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

     TAXATION OF DEATH BENEFITS

     The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a Broker-Dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by Registered Representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a Broker-Dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she is qualified to offer many forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     Your Registered Representative will receive compensation for selling you this policy or any other investment product. The amount of compensation received by your Registered Representative will vary depending on the policy that he or she sells and on sales production goals.


     The maximum commission paid to Broker-Dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of all premiums received. The total commissions paid for Facilitator(R) multi-funded retirement annuity policies during the fiscal years ended December 31, 2008, 2007 and 2006 were $222,107, $293,497 and

$204,832 respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.


     New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents, and sales.

     NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, New York Life sponsors recognition programs, qualification for which depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                  VOTING RIGHTS

     The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policyowners having a lesser role in governing the business of the Fund.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy's value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
  Total Disability Benefit Rider................................................     2
  Valuation of Accumulation/Units...............................................     2
  Contingent Annuitant..........................................................     3
INVESTMENT PERFORMANCE CALCULATIONS.............................................     3
  MainStay VP Cash Management Investment Division...............................     3
  MainStay VP Bond-Initial Class Investment Division Yields.....................     4
  MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class
     Standard Total Return Calculations.........................................     4
  Other Performance Data........................................................     5
MAINSTAY VP SERIES FUND, INC. ..................................................     6
ANNUITY PAYMENTS................................................................     6
GENERAL MATTERS.................................................................     6
FEDERAL TAX MATTERS.............................................................     7
  Taxation of New York Life Insurance and Annuity Corporation...................     7
  Tax Status of the Policies....................................................     7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     8
STATE REGULATION................................................................     8
RECORDS AND REPORTS.............................................................     8
LEGAL PROCEEDINGS...............................................................     8
FINANCIAL STATEMENTS............................................................     9
OTHER INFORMATION...............................................................     9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1



--------------------------------------------------------------------------------


               How to obtain a Facilitator SAI dated May 1, 2009.


The Facilitator Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, please call or send in this request form to the Service Center that services your policy.

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

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City                       State                      Zip

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

THE FACILITATOR((R)):
A RETIREMENT ANNUITY
FOR DYNAMIC FINANCIAL TIMES
YOUR STATEMENT OF
ADDITIONAL INFORMATION

                                     (LOGO)

                          NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II
                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                                 FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES

                                   OFFERED BY
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                   MAY 1, 2009



     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2009. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.


                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Total Disability Benefit Rider.............................................     2
     Valuation of Accumulation Units............................................     2
     Contingent Annuitant.......................................................     3
INVESTMENT PERFORMANCE CALCULATIONS.............................................     3
     MainStay VP Cash Management Investment Division............................     3
     MainStay VP Bond-Initial Class Investment Division Yields..................     4
     MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class
       Standard Total Return Calculations.......................................     4
     Other Performance Data.....................................................     5
MAINSTAY VP SERIES FUND, INC. ..................................................     6
ANNUITY PAYMENTS................................................................     6
GENERAL MATTERS.................................................................     6
FEDERAL TAX MATTERS.............................................................     7
     Taxation of New York Life Insurance and Annuity Corporation................     7
     Tax Status of the Policies.................................................     7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     8
STATE REGULATION................................................................     8
RECORDS AND REPORTS.............................................................     8
LEGAL PROCEEDINGS...............................................................     8
FINANCIAL STATEMENTS............................................................     9
OTHER INFORMATION...............................................................     9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1


* Facilitator(R) is NYLIAC's registered service mark for the policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the policies, to supplement the description in the prospectus.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows:

     (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders), paid or credited within the 60 months before the disability began;

     (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

     (c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.

     However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans").

     For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policyowner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day ("Valuation Period"), is determined by the following formula:

                                    (a/b) - c

Where:(a) = the result of:

                  (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

                  (2) the per share amount of any dividend or capital gain
                      distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

                  (3) a charge or credit, if any, for taxes;

               (b) = the net result of:

                  (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

                  (2) a charge or credit, if any, for taxes; and

                 (c) = a factor representing the charges deducted from the
                     applicable Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     CONTINGENT ANNUITANT

     The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before Income Payments begin if the policyowner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the date Income Payments begin, while the policyowner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policyowner if earlier. All policyowner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider"). After the policy is issued, the Contingent Annuitant may be deleted but not changed.

     The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters")

                       INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

     For the seven-day period ending December 31, 2008, the annualized yields for the single premium policies for the MainStay VP Cash Management Investment Division were -0.97% for NYLIAC MFA Separate Account I and -0.97% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.46% for NYLIAC MFA Separate Account I and -1.46% for NYLIAC MFA Separate Account II.



     For the seven-day period ending December 31, 2008, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was -0.97% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.46% for NYLIAC MFA Separate Account I and -1.46% for NYLIAC MFA Separate Account II.


     MAINSTAY VP BOND-INITIAL CLASS INVESTMENT DIVISION YIELDS

     NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                           YIELD = 2((a-b/cd+1)(6)-1)


Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Bond-Initial Class Investment Division.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of accumulation units outstanding during the period.

        d = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policyowner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

     Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.


     For the 30-day period ended December 31, 2008, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 3.24% and 2.72% respectively, for single premium policies and flexible premium policies.


     MAINSTAY VP BOND-INITIAL CLASS AND MAINSTAY VP COMMON STOCK-INITIAL CLASS STANDARD TOTAL RETURN CALCULATIONS

     NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where: P  =    a hypothetical initial payment of $1,000

       T  =    average annual total return

       n  =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).



All recurring fees that are charged to all policyowner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.73%, 2.28%, 3.90% and 6.47%, respectively, for NYLIAC MFA Separate Account I, and -4.73%, 2.28%, 3.90% and 6.50%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -5.21%, 1.14%, 3.28% and 5.94%, respectively, for NYLIAC MFA Separate Account I, and -5.21%, 1.14%, 3.28% and 5.96%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -41.58%, -3.25%, -1.98% and 6.89%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -41.87%, -4.33%, -2.57% and 6.36%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -41.58%, -3.25%, -1.98% and 6.87%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -41.87%, -4.33%, -2.57% and 6.34%, respectively, for NYLIAC MFA Separate Account II.


     OTHER PERFORMANCE DATA

     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.


     Using the non-standard format, for the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were 2.44%, 2.91%, 3.90% and 6.47%, respectively, for NYLIAC MFA Separate Account I, and 2.44%, 2.91%, 3.90% and 6.50%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were 1.93%, 2.40%, 3.38% and 5.94%, respectively, for NYLIAC MFA Separate Account I, and 1.93%, 2.40%, 3.38% and 5.96%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -37.18%, -2.66%, -1.98% and 6.89%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -37.49%, -3.14%, -2.47% and 6.36%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five and ten year periods ending December 31, 2008, and the period from January 23, 1984 to December 31, 2008, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -37.18%, -2.66%, -1.98% and 6.87%, respectively, for

NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were -37.49%, -3.14%, -2.47% and 6.34%, respectively, for NYLIAC MFA Separate Account II.


     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

                                  CTR = ERV/P-1

Where:  CTR  =    the cumulative total return net of an Investment Division recurring charges for the period

        ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)

          P  =    a hypothetical initial payment of $1,000.


All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                          MAINSTAY VP SERIES FUND, INC.

     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                 GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the purchase payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 24 of the prospectus.)

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it, may be assigned by the policyowner before Income Payments begin and during the Annuitant's or Owner's lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Retirement Date and during the Annuitant's or Owner's lifetime, you must send a duly executed instrument of assignment to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" in the Prospectus.)


     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the policy as an annuity.

     INCONTESTABILITY. The policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                               FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and are taken into account in determining a policy's value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Accounts, through the Fund, intend to comply with the diversification requirements prescribed under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a Separate Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, We reserve the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Accounts or otherwise to qualify the policy for favorable tax treatment.


     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after Income Payments begin and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before Income Payments begin, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The owner's Beneficiary is the person to whom ownership of the policy passes by reason of death and must be a natural person. If the Beneficiary is the policyowner's surviving spouse (as defined under Federal law), the policy may be continued with the surviving spouse as the new policyowner. If the owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant dies or is changed. Non-qualified Policies issued after January 18, 1985 contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued. Thus, no assurance can be given that the provisions contained in such policies issued after January 18, 1985 satisfy all such Code requirements. The provisions contained in Non-Qualified Policies issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                               RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Accounts. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first policy year, reports containing such information as may be required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How do I contact NYLIAC?"). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspect current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2008 and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                                OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                              FINANCIAL STATEMENTS

18711 (5/09) Printed on recycled paper                [Logo]



[NY LIFE LOGO]

NEW YORK LIFE INSURANCE COMPANY

New York Life Insurance and Annuity
Corporation (A Delaware Corporation)

51 Madison Avenue
New York, NY 10010

Issued by: New York Life Insurance
and Annuity Corporation (A Delaware
Corporation)

Distributed by: NYLIFE Distributors L.L.C.
Member FINRA/SIPC

www.newyorklife.com

THE COMPANY YOU KEEP(R)

                    NYLIAC MFA FACILITATOR SEPARATE ACCOUNT-I
                   NYLIAC MFA FACILITATOR SEPARATE ACCOUNT-II

                              FINANCIAL STATEMENTS

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $20,611,963       $55,688,378       $9,350,930        $23,136,584       $1,288,824        $2,305,346
  Dividends due and
     accrued............              --                --               --                 --              520               942
     Net receivable from
       (payable to) New
       York Life
       Insurance and
       Annuity
       Corporation......          (4,353)             (460)          (5,000)              (806)              --                --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........          22,399            60,320           10,657             26,253            1,411             2,551
     Administrative
       charges..........              --            24,128               --             10,501               --             1,021
                             -----------       -----------       ----------        -----------       ----------        ----------
          Total net
            assets......     $20,585,211       $55,603,470       $9,335,273        $23,099,024       $1,287,933        $2,302,716
                             ===========       ===========       ==========        ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $20,585,211       $55,603,470       $9,335,273        $23,099,024       $1,287,933        $2,302,716
                             ===========       ===========       ==========        ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     51.68       $     45.61       $    49.03        $     43.27       $    25.15        $    22.20
                             ===========       ===========       ==========        ===========       ==========        ==========

Identified Cost of
  Investment............     $37,838,926       $99,975,601       $8,965,920        $21,958,601       $1,288,746        $2,305,194
                             ===========       ===========       ==========        ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2008




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......    $    430,825      $  1,150,314       $   414,812       $ 1,006,222        $  29,203         $  53,052
  Mortality and expense
     risk charges.......        (372,624)         (985,957)         (123,565)         (303,416)         (16,938)          (30,417)
  Administrative
     charges............              --          (394,383)               --          (121,366)              --           (12,167)
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........          58,201          (230,026)          291,247           581,440           12,265            10,468
                            ------------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       4,971,183        11,101,859         1,661,231         3,758,264          207,625           547,960
  Cost of investments
     sold...............      (6,845,241)      (11,355,202)       (1,464,136)       (3,558,774)        (207,628)         (547,951)
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...      (1,874,058)         (253,343)          197,095           199,490               (3)                9
  Realized gain
     distribution
     received...........       3,885,669        10,374,841             2,884             6,995               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........     (15,159,649)      (45,103,414)         (266,858)         (364,763)             106               192
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...     (13,148,038)      (34,981,916)          (66,879)         (158,278)             103               201
                            ------------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..    $(13,089,837)     $(35,211,942)      $   224,368       $   423,162        $  12,368         $  10,669
                            ============      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007




                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $     58,201       $   (22,239)     $   (230,026)     $   (597,521)
     Net realized gain (loss) on investments................      (1,874,058)          496,448          (253,343)        3,741,846
     Realized gain distribution received....................       3,885,669         2,931,680        10,374,841         7,716,168
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (15,159,649)       (1,759,417)      (45,103,414)       (7,064,184)
                                                                ------------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................     (13,089,837)        1,646,472       (35,211,942)        3,796,309
                                                                ------------       -----------      ------------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................         112,803            98,434           918,110         1,071,464
     Policyowners' surrenders...............................      (3,107,421)       (5,735,664)       (7,351,571)      (14,570,407)
     Policyowners' annuity and death benefits...............        (332,019)         (390,523)         (383,830)         (944,407)
     Net transfers from (to) Fixed Account..................      (1,026,044)         (461,700)       (2,124,217)         (358,987)
     Transfers between Investment Divisions.................         (36,255)          (35,565)         (318,792)         (218,680)
                                                                ------------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................      (4,388,936)       (6,525,018)       (9,260,300)      (15,021,017)
                                                                ------------       -----------      ------------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          23,654            (5,904)           87,471           (21,568)
                                                                ------------       -----------      ------------      ------------
          Increase (decrease) in net assets.................     (17,455,119)       (4,884,450)      (44,384,771)      (11,246,276)

NET ASSETS:
     Beginning of year......................................      38,040,330        42,924,780        99,988,241       111,234,517
                                                                ------------       -----------      ------------      ------------
     End of year............................................    $ 20,585,211       $38,040,330      $ 55,603,470      $ 99,988,241
                                                                ============       ===========      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   291,247    $   247,571    $   581,440    $   474,604    $   12,265     $   45,105     $   10,468     $   72,866
           197,095        116,474        199,490        235,092            (3)           (12)             9            (21)
             2,884             --          6,995             --            --             --             --             --

          (266,858)       180,430       (364,763)       493,515           106             18            192             33
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           224,368        544,475        423,162      1,203,211        12,368         45,111         10,669         72,878
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

            57,563         62,783        293,890        283,126        12,472         89,325         80,389         59,287
        (1,081,345)    (1,447,689)    (2,646,410)    (3,467,584)     (109,200)       (56,777)      (428,462)      (197,470)
          (244,493)       (15,809)      (151,129)      (163,508)       (5,819)            --         (3,546)       (14,382)
          (138,989)       (18,108)      (704,239)       (90,904)        7,576        (25,109)       (60,813)        12,734
            17,335         10,533        123,421        (33,791)       18,824         26,226        196,643        252,536
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,389,929)    (1,408,290)    (3,084,467)    (3,472,661)      (76,147)        33,665       (215,789)       112,705
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


              (667)        (1,615)        (2,281)        (5,578)          (58)          (153)          (149)          (402)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,166,228)      (865,430)    (2,663,586)    (2,275,028)      (63,837)        78,623       (205,269)       185,181


        10,501,501     11,366,931     25,762,610     28,037,638     1,351,770      1,273,147      2,507,985      2,322,804
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $ 9,335,273    $10,501,501    $23,099,024    $25,762,610    $1,287,933     $1,351,770     $2,302,716     $2,507,985
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP Series
     Fund, Inc., at net
     asset value........    $28,453,413     $ 6,109,747     $16,591,642     $2,865,294      $1,462,277       $350,949
  Dividends due and
     accrued............             --              --              --             --             589            141
  Net receivable from
     (payable to) New
     York Life Insurance
     and Annuity
     Corporation........        (10,808)         (2,437)        (10,347)        (3,212)             --             --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         30,931           6,626          18,841          3,249           1,604            383
     Administrative
       charges..........             --           2,651              --          1,300              --            153
                            -----------     -----------     -----------     ----------      ----------       --------
       Total net
          assets........    $28,411,674     $ 6,098,033     $16,562,454     $2,857,533      $1,461,262       $350,554
                            ===========     ===========     ===========     ==========      ==========       ========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......    $28,411,674     $ 6,098,033     $16,562,454     $2,857,533      $1,461,262       $350,554
                            ===========     ===========     ===========     ==========      ==========       ========
     Variable
       accumulation unit
       value............    $     51.68     $     45.61     $     49.21     $    43.33      $    25.16       $  22.20
                            ===========     ===========     ===========     ==========      ==========       ========

Identified Cost of
  Investment............    $51,950,992     $10,491,130     $15,978,160     $2,739,715      $1,462,207       $350,928
                            ===========     ===========     ===========     ==========      ==========       ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2008




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......   $    599,580     $   126,216     $   724,302      $ 124,983       $  33,242       $  7,725
  Mortality and expense
     risk charges.......       (515,454)       (107,468)       (215,635)       (36,593)        (19,129)        (4,541)
  Administrative
     charges............             --         (42,987)             --        (14,637)             --         (1,817)
                           ------------     -----------     -----------      ---------       ---------       --------
       Net investment
          income
          (loss)........         84,126         (24,239)        508,667         73,753          14,113          1,367
                           ------------     -----------     -----------      ---------       ---------       --------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........      7,070,951       1,250,471       2,410,038        450,867         292,985         49,732
  Cost of investments
     sold...............     (9,741,676)     (1,697,642)     (2,157,424)      (430,440)       (292,996)       (49,728)
                           ------------     -----------     -----------      ---------       ---------       --------

       Net realized gain
          (loss) on
          investments...     (2,670,725)       (447,171)        252,614         20,427             (11)             4
  Realized gain
     distribution
     received...........      5,407,694       1,138,361           5,035            869              --             --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........    (21,009,728)     (4,497,929)       (371,176)       (40,880)            127             20
                           ------------     -----------     -----------      ---------       ---------       --------
       Net gain (loss)
          on
          investments...    (18,272,759)     (3,806,739)       (113,527)       (19,584)            116             24
                           ------------     -----------     -----------      ---------       ---------       --------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....   $(18,188,633)    $(3,830,978)    $   395,140      $  54,169       $  14,229       $  1,391
                           ============     ===========     ===========      =========       =========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007







                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                               ------------------------------------------------------------
                                                                      SINGLE PREMIUM                 FLEXIBLE PREMIUM
                                                                         POLICIES                        POLICIES
                                                               ----------------------------    ----------------------------
                                                                   2008            2007            2008            2007
                                                               ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $     84,126     $   (25,157)    $   (24,239)    $   (67,844)
     Net realized gain (loss) on investments................     (2,670,725)        598,121        (447,171)        166,877
     Realized gain distribution received....................      5,407,694       4,036,009       1,138,361         827,375
     Change in unrealized appreciation (depreciation) on
       investments..........................................    (21,009,728)     (2,376,161)     (4,497,929)       (516,009)
                                                               ------------     -----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................    (18,188,633)      2,232,812      (3,830,978)        410,399
                                                               ------------     -----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          2,001          16,250          61,500          72,448
     Policyowners' surrenders...............................     (3,426,696)     (5,659,003)       (490,591)     (1,284,502)
     Policyowners' annuity and death benefits...............       (640,419)     (1,115,820)       (195,610)       (271,411)
     Net transfers from (to) Fixed Account..................     (1,844,839)        (16,079)       (272,934)        (41,463)
     Transfers between Investment Divisions.................        (17,946)       (358,799)       (119,674)       (250,685)
                                                               ------------     -----------     -----------     -----------
       Net contributions and (withdrawals)..................     (5,927,899)     (7,133,451)     (1,017,309)     (1,775,613)
                                                               ------------     -----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................         32,695          (7,941)          9,481          (2,360)
                                                               ------------     -----------     -----------     -----------
          Increase (decrease) in net assets.................    (24,083,837)     (4,908,580)     (4,838,806)     (1,367,574)
NET ASSETS:
     Beginning of year......................................     52,495,511      57,404,091      10,936,839      12,304,413
                                                               ------------     -----------     -----------     -----------
     End of year............................................   $ 28,411,674     $52,495,511     $ 6,098,033     $10,936,839
                                                               ============     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the six months ended June 30, 2008
and the year ended December 31, 2007
(Unaudited)



                       BOND INVESTMENT                                       MONEY MARKET
                          DIVISIONS                                      INVESTMENT DIVISIONS
     --------------------------------------------------- ---------------------------------------------------
           SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
              POLICIES                  POLICIES                  POLICIES                  POLICIES
     ------------------------- ------------------------- ------------------------- -------------------------
         2008         2007         2008         2007         2008         2007         2008         2007
     -------------------------------------------------------------------------------------------------------



      $   508,667  $   444,717  $   73,753   $   57,216   $   14,113   $   55,510    $  1,367     $  12,546
          252,614      309,143      20,427       14,045          (11)         (13)          4            (3)
            5,035           --         869           --           --           --          --            --

         (371,176)     200,267     (40,880)      69,943          127           20          20             5
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

          395,140      954,127      54,169      141,204       14,229       55,517       1,391        12,548
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

           10,001        3,750      31,736       26,225           --           --       1,116         3,618
       (1,292,710)  (2,172,312)   (275,376)    (139,526)    (211,486)    (147,946)     (8,563)     (212,207)
         (363,903)    (399,778)    (53,721)     (57,134)     (34,277)      (9,774)     (1,483)       (4,664)
         (185,290)     (28,330)    (59,120)     (19,576)     (22,259)      (9,655)    (16,772)           --
          (19,967)      68,169      58,018        8,145       37,913      290,630      62,295       242,540
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
       (1,851,869)  (2,528,501)   (298,463)    (181,866)    (230,109)     123,255      36,593        29,287
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------


           (1,181)      (2,849)       (276)        (650)         (68)        (186)        (21)          (69)
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
       (1,457,910)  (1,577,223)   (244,570)     (41,312)    (215,948)     178,586      37,963        41,766


       18,020,364   19,597,587   3,102,103    3,143,415    1,677,210    1,498,624     312,591       270,825
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
      $16,562,454  $18,020,364  $2,857,533   $3,102,103   $1,461,262   $1,677,210    $350,554     $ 312,591
      ===========  ===========  ==========   ==========   ==========   ==========    ========     =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts

--------------------------------------------------------------------------------


will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,709      4,619        676      1,674     1,289      2,305
Identified cost...................   $37,839    $99,976    $ 8,966    $21,959    $1,289     $2,305

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,360        507      1,200        207     1,462        351
Identified cost...................   $51,951    $10,491    $15,978    $ 2,740    $1,462     $  351

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2008 were as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................   $4,444     $11,694    $  526     $1,178      $145       $343
Proceeds from sales...............    4,971      11,102     1,661      3,758       208        548

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................   $6,512     $ 1,319    $1,028     $  220      $ 78       $ 88
Proceeds from sales...............    7,071       1,250     2,410        451       293         50





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                      (This page intentionally left blank)

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2008 and 2007, were as follows:



                                              COMMON STOCK INVESTMENT DIVISIONS
                                       -----------------------------------------------
                                          SINGLE PREMIUM             FLEXIBLE PREMIUM
                                             POLICIES                    POLICIES
                                       -------------------         -------------------
                                        2008          2007          2008          2007
                                       -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)
Units issued.........................     2             1             15            15
Units redeemed.......................   (66)          (81)          (166)         (222)
                                        ---           ---           ----          ----
  Net increase (decrease)............   (64)          (80)          (151)         (207)
                                        ===           ===           ====          ====

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Units issued.........................    --            --              1             1
Units redeemed.......................   (88)          (87)           (17)          (25)
                                        ---           ---           ----          ----
  Net increase (decrease)............   (88)          (87)           (16)          (24)
                                        ===           ===           ====          ====


NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------






                                               MONEY MARKET INVESTMENT
          BOND INVESTMENT DIVISIONS                   DIVISIONS
      --------------------------------    --------------------------------
                           FLEXIBLE                            FLEXIBLE
      SINGLE PREMIUM        PREMIUM       SINGLE PREMIUM        PREMIUM
         POLICIES          POLICIES          POLICIES          POLICIES
      --------------    --------------    --------------    --------------
       2008     2007     2008     2007     2008     2007     2008     2007
      --------------------------------------------------------------------


         2        2       10        7        2        4       13       15
       (31)     (32)     (83)     (92)      (5)      (3)     (22)     (10)
       ---      ---      ---      ---      ---       --      ---      ---
       (29)     (30)     (73)     (85)      (3)       1       (9)       5
       ===      ===      ===      ===      ===       ==      ===      ===


        --        2        2        1        2       12        3       11
       (38)     (56)      (9)      (5)     (11)      (7)      (1)     (10)
       ---      ---      ---      ---      ---       --      ---      ---
       (38)     (54)      (7)      (4)      (9)       5        2        1
       ===      ===      ===      ===      ===       ==      ===      ===


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005 and 2004:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $20,585   $38,040   $42,925   $42,362   $44,660
Units Outstanding..................       398       462       542       616       690
Variable Accumulation Unit Value...   $ 51.68   $ 82.27   $ 79.23   $ 68.87   $ 64.76
Total Return.......................    (37.2%)     3.8%     15.0%      6.3%      9.5%
Investment Income Ratio............      1.4%      1.2%      0.6%      1.0%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $28,412   $52,496   $57,404   $56,435   $58,661
Units Outstanding..................       550       638       725       819       906
Variable Accumulation Unit Value...   $ 51.68   $ 82.27   $ 79.23   $ 68.87   $ 64.76
Total Return.......................    (37.2%)     3.8%     15.0%      6.3%      9.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $55,603   $99,988  $111,235  $106,660  $111,435
Units Outstanding..................     1,219     1,370     1,577     1,730     1,911
Variable Accumulation Unit Value...   $ 45.61   $ 72.96  $  70.62  $  61.69  $  58.30
Total Return.......................    (37.5%)     3.3%     14.5%      5.8%      9.0%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 6,098   $10,937  $ 12,304  $ 11,808  $ 12,147
Units Outstanding..................       134       150       174       191       208
Variable Accumulation Unit Value...   $ 45.61   $ 72.96  $  70.62  $  61.69  $  58.30
Total Return.......................    (37.5%)     3.3%     14.5%      5.8%      9.0%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $ 9,335   $10,502   $11,367   $13,140   $14,610
Units Outstanding..................       191       220       250       299       335
Variable Accumulation Unit Value...   $ 49.03   $ 47.86   $ 45.50   $ 44.07   $ 43.67
Total Return.......................      2.4%      5.2%      3.3%      0.9%      2.8%
Investment Income Ratio............      4.2%      3.5%      1.1%      3.1%      3.5%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $16,562   $18,020   $19,598   $21,561   $24,234
Units Outstanding..................       337       375       429       487       553
Variable Accumulation Unit Value...   $ 49.21   $ 48.04   $ 45.67   $ 44.23   $ 43.83
Total Return.......................      2.4%      5.2%      3.3%      0.9%      2.8%
Investment Income Ratio............      4.2%      3.6%      1.1%      3.1%      3.4%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $23,099   $25,763   $28,038   $30,700   $33,193
Units Outstanding..................       534       607       692       778       844
Variable Accumulation Unit Value...   $ 43.27   $ 42.45   $ 40.56   $ 39.48   $ 39.31
Total Return.......................      1.9%      4.7%      2.7%      0.4%      2.3%
Investment Income Ratio............      4.1%      3.5%      1.1%      3.1%      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 2,858   $ 3,102   $ 3,143   $ 3,382   $ 3,638
Units Outstanding..................        66        73        77        86        92
Variable Accumulation Unit Value...   $ 43.33   $ 42.51   $ 40.62   $ 39.54   $ 39.37
Total Return.......................      1.9%      4.7%      2.7%      0.4%      2.3%
Investment Income Ratio............      4.3%      3.6%      1.2%      3.1%      3.5%

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                               SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    -----------------------------------------------
                                       2008      2007      2006      2005      2004
                                     -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,288    $1,352    $1,273    $1,362    $1,630
Units Outstanding..................       51        54        53        59        71
Variable Accumulation Unit Value...   $25.15    $24.93    $24.08    $23.31    $22.92
Total Return.......................     0.9%      3.5%      3.3%      1.7%     (0.4%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.8%      0.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,461    $1,677    $1,499    $1,461    $1,815
Units Outstanding..................       58        67        62        63        79
Variable Accumulation Unit Value...   $25.16    $24.93    $24.08    $23.31    $22.92
Total Return.......................     0.9%      3.5%      3.3%      1.7%     (0.4%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.9%      0.8%





                                              FLEXIBLE PREMIUM POLICIES (B)
                                     -----------------------------------------------
                                       2008      2007      2006      2005      2004
                                     -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,303    $2,508    $2,323    $2,714    $2,877
Units Outstanding..................      104       113       108       130       139
Variable Accumulation Unit Value...   $22.20    $22.11    $21.46    $20.88    $20.64
Total Return.......................     0.4%      3.0%      2.8%      1.2%     (0.9%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.9%      0.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  351    $  313    $  271    $  279    $  301
Units Outstanding..................       16        14        13        13        15
Variable Accumulation Unit Value...   $22.20    $22.11    $21.46    $20.88    $20.64
Total Return.......................     0.4%      3.0%      2.8%      1.2%     (0.9%)
Investment Income Ratio............     2.1%      4.7%      4.6%      2.8%      0.8%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

New York, New York
February 19, 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2008 AND 2007

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2008      2007
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,152 in
     2008 and $1,625 in 2007).................................  $41,308   $39,799
  Trading securities..........................................       52        71
Equity securities, at fair value
  Available-for-sale..........................................    1,133        15
Mortgage loans................................................    5,653     5,208
Policy loans..................................................      750       703
Securities purchased under agreements to resell...............      185       682
Other investments.............................................    1,515       648
                                                                -------   -------
     Total investments........................................   50,596    47,126
Cash and cash equivalents.....................................      907       893
Deferred policy acquisition costs.............................    4,667     3,431
Interest in annuity contracts.................................    4,716     4,468
Amounts recoverable from reinsurer............................    6,604     6,601
Other assets..................................................    1,847       869
Separate account assets.......................................   12,881    19,093
                                                                -------   -------
     Total assets.............................................  $82,218   $82,481
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $48,766   $42,795
Future policy benefits........................................    3,733     2,766
Policy claims.................................................      193       183
Obligations under structured settlement agreements............    4,716     4,468
Amounts payable to reinsurer..................................    5,686     5,379
Other liabilities.............................................    2,253     2,824
Separate account liabilities..................................   12,881    19,093
                                                                -------   -------
     Total liabilities........................................   78,228    77,508
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    2,628     1,410
Accumulated other comprehensive income........................   (2,137)       95
Retained earnings.............................................    3,474     3,443
                                                                -------   -------
     Total stockholder's equity...............................    3,990     4,973
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,218   $82,481
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,374   $  855   $  565
  Fees-universal life and annuity policies................     619      601      487
  Net investment income...................................   2,755    2,578    2,400
  Net investment losses...................................    (406)     (66)     (41)
  Net revenue from reinsurance............................     206      206      214
  Other income............................................      35       36       28
                                                            ------   ------   ------
     Total revenues.......................................   4,583    4,210    3,653
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,141    1,781    1,646
  Increase in liabilities for future policy benefits......   1,225      777      529
  Policyholder benefits...................................     349      204      114
  Operating expenses......................................     900      963      899
                                                            ------   ------   ------
     Total expenses.......................................   4,615    3,725    3,188
                                                            ------   ------   ------
  (Loss) Income before income taxes.......................     (32)     485      465
  Income tax (benefit) expense............................     (63)     159      138
                                                            ------   ------   ------
NET INCOME................................................  $   31   $  326   $  327
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2006...........    $25       $1,410      $2,828       $   231         $ 4,494
                                                                                            -------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                          (154)           (154)
                                                                                            -------
  Other comprehensive income.........                                                          (154)
                                                                                            -------
Total comprehensive income...........                                                           173
                                                                                            -------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143            77           4,655
                                                                                            -------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 3).........                             (26)                          (26)
                                         ---       ------      ------       -------         -------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117            77           4,629
                                                                                            -------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                            -------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                            18              18
                                                                                            -------
  Other comprehensive income.........                                                            18
                                                                                            -------
Total comprehensive income...........                                                           344
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2007.........     25        1,410       3,443            95           4,973
Comprehensive income:
  Net income.........................                              31                            31
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                        (2,232)         (2,232)
                                                                                            -------
  Other comprehensive income.........                                                        (2,232)
                                                                                            -------
Total comprehensive income...........                                                        (2,201)
                                                                                            -------
  Capital Contribution...............               1,218                                     1,218
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2008.........    $25       $2,628      $3,474       $(2,137)        $ 3,990
                                         ===       ======      ======       =======         =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2008       2007       2006
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $     31   $    326   $    327
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        10         34         55
     Net capitalization of deferred policy acquisition
       costs............................................      (324)      (128)      (248)
     Annuity and universal life fees....................      (489)      (455)      (412)
     Interest credited to policyholders' account
       balances.........................................     2,141      1,781      1,646
     Net investment losses..............................       406         66         41
     Equity in earnings of limited partnerships.........        65          1          1
     Deferred income taxes..............................       104          1         52
     Net revenue from intercompany reinsurance..........       (74)       (45)       (57)
     Net change in unearned revenue liability...........        36         30         49
     Changes in:
       Other assets and other liabilities...............        23        (67)         8
       Reinsurance recoverables and payables............        38         10         25
       Trading securities...............................         7          9         (1)
       Policy claims....................................        10         27         30
       Future policy benefits...........................     1,233        781        543
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,217      2,371      2,059
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of available-for-sale fixed maturities........    16,084     12,765     11,100
     Maturity of available-for-sale fixed maturities....     1,217        997      1,337
     Sale of equity securities..........................        51         67         44
     Repayment of mortgage loans........................       491        449        618
     Sale of other investments..........................       129        181         95
  Cost of:
     Available-for-sale fixed maturities acquired.......   (23,354)   (15,147)   (15,182)
     Equity securities acquired.........................      (241)        (5)       (50)
     Cash collateral paid on derivatives................       (12)        (2)        --
     Mortgage loans acquired............................      (936)    (1,468)    (1,198)
     Other investments acquired.........................      (994)      (278)      (262)
     Securities purchased under agreements to resell....       497       (305)       (90)
  Policy loans (net)....................................       (47)       (51)       (52)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (7,115)    (2,797)    (3,640)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     9,509      5,467      6,183
     Withdrawals........................................    (4,973)    (4,809)    (4,174)
     Net transfers to the separate accounts.............      (307)      (544)      (371)
  (Decrease) increase in loaned securities..............      (460)       642        247
  Securities sold under agreements to repurchase (net)..        34          2       (154)
  Net (paydowns) proceeds from debt.....................        --         (1)         8
  Change in book and bank overdrafts....................        29        (19)        18
  Distribution to stockholder...........................        --         --        (12)
  Net distribution to limited partner...................        --         (7)        --
  Cash collateral received on derivatives...............        69          5         (3)
  Cash contribution from parent.........................        11         --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     3,912        736      1,742
                                                          --------   --------   --------
Net increase in cash and cash equivalents...............        14        310        161
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       893        583        422
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    907   $    893   $    583
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2008, 2007 AND 2006

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments, which the Company has both the ability and the intent to hold to maturity, are stated at amortized cost and classified as held-to-maturity. Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value refer to Note 14 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidation Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans. Changes in future anticipated prepayment speeds and estimated cash flows on these securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method. Prepayment assumptions for these securities are obtained from a bank or internal estimates.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 14 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


sale are reflected in net unrealized investment losses in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, when the recoverable value of the investment, based upon reasonably estimable cash flow and the fair value of the security are greater than the carrying value of the investment after the impairment.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for impairments. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investments in VIEs are discussed in Note
4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset, due to unrealized investment gains or losses, is recorded in other comprehensive income. Beginning in 2009 for new business, the Company will increase the amortization period for universal life policies and deferred annuity contracts to 99 years.

     DAC for annuity policies with life contingencies is amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2008 and 2007, the Company

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


evaluated the creditworthiness of counterparties, and, except as discussed in
Note 11 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses in the accompanying Consolidated Statement of Income, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity securities and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in accumulated other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses in the accompanying Consolidated Statement of Income. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
6 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, receivable from affiliates, and net deferred tax assets. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2008, 2007 and 2006.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109. Under FIN No. 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for certain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are record as liabilities but off set to other assets in the accompanying Consolidated Balance Sheet and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2008 and 2007, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2008 and 2007 represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     For fair values of various assets and liabilities refer to Note 14 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption. In some cases, the markets have exerted downward pressure on the availability of liquidity and capital. In the event the Company needs access to additional capital, its ability to obtain such capital may be limited and the cost of any such capital may be higher than available today.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio will decrease in value. If interest rates decline, the securities in the fixed income portfolio will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, are generally less liquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility. The future path of interest rates is uncertain. Large shocks to the level of interest rates or the shape of the yield curve may have an adverse financial impact to the Company as a result of the potential changes in policyholder behavior, spreads between our portfolio yields and crediting rates, or investment gains (losses).

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may, in the future, downgrade certain issuers or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     The Company has exposure to sub-prime and mid-prime residential mortgage lending through its fixed maturity investments that are collateralized by mortgages that include sub-prime or mid-prime lending. Sub-prime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage-underwriting standards that provide for affordable mortgage products. These investments are primarily in the form of asset-backed securities ("ABS") supported by sub-prime or mid-prime mortgage loans or collateralized debt securities ("CDO") that contain a sub-prime or mid-prime loan component. At December 31, 2008, the market value of investments supported by sub-prime collateral is approximately $178 million with an unrealized loss of $37 million. Of this amount, 86.1% had "AAA" or "AA" credit quality ratings. At December 31, 2008, the market value of investments supported by mid-prime collateral is approximately $652 million with an unrealized loss of $194 million. Of this amount, 83.0% had "AAA" or "AA" credit quality ratings. The Company manages its sub-prime and mid-prime risk exposure by limiting the Company's holdings in these types of instruments, maintaining high credit quality investments, and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. These tax laws have been put in place to serve the social purpose of encouraging the purchase of life insurance for the protection of families and businesses. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note
14 -- Fair Value Measurements for more information on SFAS No. 157.

     In February 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which delayed the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company did not apply the provisions of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2. The effect is not expected to be significant in 2009.

     In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset when the Market for that Asset is Not Active" ("FSP FAS 157-3"). This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP FAS 157-3 was effective upon issuance and did not have a material impact on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS No. 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In April 2007, the FASB issued FSP FIN No. 39-1, "Amendment of FIN No. 39" ("FSP FIN 39-1"). This FSP modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts", and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging -- General: Issues Involving the Application of the Shortcut Method under Paragraph 68" ("Implementation Issue E23"). Implementation Issue E23 amends SFAS No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In September 2008, the FASB issued FSP FAS 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of SFAS No. 133 and FIN No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for the Company's 2008 annual consolidated financial statements.

     In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company's consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 4.

     In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued FSP No. 48-2, "Effective Date of FIN 48 for Certain Nonpublic Enterprises", which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted FIN No. 48 as of January 1, 2007. The cumulative effect of the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140". This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $48 million and $64 million at December 31, 2008 and 2007, respectively.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")". SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161") -- an amendment of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and; (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the impact of SFAS No. 161 on the notes to consolidated financial statements.

     In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. This guidance is not expected to impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2008 and 2007, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2008                  2007
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,485    $ 1,464    $   145    $   145
Due after one year through five years....    12,417     11,626      8,176      8,279
Due after five years through ten years...     9,160      8,009     12,243     12,181
Due after ten years......................     4,049      3,869      5,896      6,043
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       671        690      1,512      1,509
  Other mortgage-backed securities.......    13,342     11,923      7,949      7,999
  Other asset-backed securities..........     4,333      3,670      3,597      3,549
  Redeemable preferred securities........        76         57         95         94
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $45,533    $41,308    $39,613    $39,799
                                            =======    =======    =======    =======



     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2008
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,432       $148        $    5       $ 2,575
U.S. agencies, state and municipal......        88          1            10            79
Foreign governments.....................       577         87            14           650
Corporate...............................    24,685        272         2,603        22,354
Mortgage-backed securities..............    13,342        242         1,661        11,923
Asset-backed securities.................     4,333         13           676         3,670
Redeemable preferred securities.........        76         --            19            57
                                           -------       ----        ------       -------
  TOTAL AVAILABLE-FOR-SALE..............   $45,533       $763        $4,988       $41,308
                                           =======       ====        ======       =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......        66         10           --             76
Foreign governments.....................       581         53            2            632
Corporate...............................    24,341        513          418         24,436
Mortgage-backed securities..............     7,949        122           72          7,999
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        95          1            2             94
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======



     At December 31, 2008, the Company had $10 million in contractual obligations to acquire additional private placement securities. At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2008. These investments have been deemed other than temporarily impaired. At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months.

  EQUITY SECURITIES

     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2008.....................................  $1,096       $39          $2         $1,133
2007.....................................  $   12       $ 5          $2         $   15


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2008 and 2007, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $109 million and $106 million, respectively, at fixed and floating interest rates ranging from 2.28% to 7.00% in 2008, and fixed and floating interest rates ranging from 5.4% to 6.1% in 2007. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,637     29.0%   $1,285     24.7%
  Residential.................................    1,134     20.1%    1,322     25.4%
  Retail facilities...........................      986     17.4%      882     16.9%
  Apartment buildings.........................      931     16.5%      895     17.2%
  Industrial..................................      905     16.0%      809     15.5%
  Other.......................................       60      1.0%       15      0.3%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,574     27.9%   $1,453     27.9%
  Pacific.....................................    1,508     26.7%    1,398     26.8%
  South Atlantic..............................    1,251     22.1%    1,131     21.7%
  Middle Atlantic.............................    1,093     19.3%      982     18.9%
  New England.................................      227      4.0%      244      4.7%
  Other.......................................       --      0.0%       --      0.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2008 and 2007 was summarized below (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $ 9    $7
Additions charged to operations..............................     4     2
                                                                ---    --
ENDING BALANCE...............................................   $13    $9
                                                                ===    ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2008 and 2007 were as follows (in millions):

                                                              2008    2007
                                                             ------   ----
New York Life Short Term Fund..............................  $  698   $191
Collateralized third party loans...........................     353    155
Limited partnerships/Limited liability companies...........     332    230
Derivatives................................................     118     59
Real estate................................................       1     11
Collateral support agreements..............................      13      2
                                                             ------   ----
  TOTAL OTHER INVESTMENTS..................................  $1,515   $648
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("New York Life Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $8 million and $10 million for the years ended December 31, 2008 and 2007, respectively, and were recorded as a component of accumulated other comprehensive income in the accompanying Consolidated Balance Sheet.

     There was no accumulated depreciation on real estate for December 31, 2008. Accumulated depreciation on real estate was $6 million for December 31, 2007. Depreciation expense for the years ended December 31, 2008, 2007 and 2006 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships, limited liability companies, and collateralized third party loans amounted to $671 million and $125 million at December 31, 2008 and 2007, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIE invested in as of December 31, 2008 and 2007. The investments in these CDOs are included in asset-backed securitizations ($6 million) and equity in asset-backed securitizations ($2 million) in the table below.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements, and purchase agreements, the Company determined that they are not the primary beneficiary of any structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant variable interests at December 31, 2008 and 2007 (in millions):

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2008   2007
                                                               ----   ----
Asset-backed securitizations.................................   $22   $ 25
Private placement structured notes...........................    61     82
Other investments:
  Equity in asset-backed securitizations.....................     2     15
  Limited partnerships.......................................     2      6
                                                                ---   ----
     TOTAL...................................................   $87   $128
                                                                ===   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations nor did it provide any additional financial or other support during the year.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fixed maturities....................................  $2,458   $2,308   $2,179
Equity securities...................................       6        8        5
Mortgage loans......................................     316      271      239
Policy loans........................................      52       48       46
Other investments...................................       1       54       32
                                                      ------   ------   ------
  Gross investment income...........................   2,833    2,689    2,501
Investment expenses.................................     (78)    (111)    (101)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,755   $2,578   $2,400
                                                      ======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2008, 2007 and 2006, net investment losses were as follows (in millions):

                                                          2008   2007   2006
                                                         -----   ----   ----
Fixed maturities.......................................  $(404)  $(70)  $(28)
Equity securities......................................     (8)     7     (8)
Mortgage loans.........................................     (4)    (2)    (1)
Derivative instruments.................................     11      5     (6)
Other investments......................................     (1)    (6)     2
                                                         -----   ----   ----
  NET INVESTMENT LOSSES................................  $(406)  $(66)  $(41)
                                                         =====   ====   ====



     The net losses on fixed maturity trading securities amounted to $11 million for December 31, 2008. The net losses on both fixed maturity trading securities and equity trading securities amounted to $4 million for both December 31, 2007 and 2006. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $131 million, $100 million and $67 million for the years ended December 31, 2008, 2007 and 2006, respectively; and realized losses were $193 million, $114 million and $100 million, respectively.

     Losses from other-than-temporary impairments on fixed maturities (included in net investment losses on fixed maturities in the above table) were $331 million, $51 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were $9 million for December 31, 2008, less than $1 million for December 31, 2007 and $2 million for December 31, 2006.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007 (in millions):

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       42          9          3          1          45         10
  Foreign governments............       56         12         14          2          70         14
  Corporate......................   10,994      1,189      4,514      1,415      15,508      2,604
  Mortgage-backed securities.....    3,546      1,022      1,236        639       4,782      1,661
  Asset-backed securities........    2,544        377        809        299       3,353        676
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --            7        --            7        --
  Foreign governments............      19         1           44         1           63         2
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1        --           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====



     At December 31, 2008, fixed maturities represented nearly 100% of the Company's total unrealized loss amount, which was comprised of approximately 4,103 different securities. Equity securities comprise less than 1% of the Company's total unrealized loss amount, consisting of 241 securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2008, totaled $2,618 million or 52% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $2,370 million or 48% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $3,903 million or 78% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $1,086 million or 22% of the Company's total fixed maturities unrealized losses.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $3,521 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $3,137 for 6 months or less, $361 million for greater than 6 months through 12 months, and $23 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it had the ability and intent to hold until recovery.

     Despite a decline in interest rates during the latter half of 2008, credit spreads widened significantly during the same period as the market experienced a flight to quality securities. The declining U.S. housing market, global

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit crisis, U.S. recession and declining global economy all contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     Corporate Bonds. Unrealized losses on corporate bonds were $2,604 million or 52% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 2,571 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 80% of the security's amortized cost totaled $1,634 million or 33% of the total unrealized losses on fixed maturities. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors caused significant credit spread widening and contributed to the unrealized losses. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Real Estate Investment Trusts ("REITs") ($380 million), building products ($139 million), gaming and leisure ($120 million), utilities ($94 million), and finance ($91 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $1,661 million or 33% percent of the total unrealized losses for fixed maturities. These losses are spread across approximately 839 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security's amortized cost represented $1,412 million or 85% of total unrealized losses on mortgage -- backed securities. The majority of our holdings (approximately 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other than temporary impairments in accordance with our impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $676 million or 14% of the total unrealized losses for fixed maturities. These losses are spread across approximately 644 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with our impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $442 million or 65% of the total unrealized losses for asset-backed securities. The Company had the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore, the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007    2006
                                                       -------   ----   -----
Net unrealized investment gains, beginning of the
  year...............................................  $    95   $ 77   $ 231
                                                       -------   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising
       during the period.............................   (2,665)    41    (217)
     Less: Reclassification adjustments for (losses)
       gains included in net income..................      153     15      (1)
                                                       -------   ----   -----
     Change in net unrealized investment (losses)
       gains, net of adjustments.....................   (2,818)    26    (216)
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      593    (14)     55
  Policyholders' account balances and future policy
     benefits........................................      (42)     9       4
  Other assets (deferred sales inducements)..........       35     (3)      3
                                                       -------   ----   -----
Change in net unrealized investment (losses) gains...   (2,232)    18    (154)
                                                       -------   ----   -----
NET UNREALIZED INVESTMENT (LOSSES) GAINS, END OF
  YEAR...............................................  $(2,137)  $ 95   $  77
                                                       =======   ====   =====



     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax (benefit) expense of $(1,435) million, $22 million and $(117) million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $82 million, $8 million and less than $(1) million respectively.

     DAC in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $319 million, $(8) million and $29 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $(23) million, $5 million and $2 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $19 million, $(1) million, and $2 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in other comprehensive income at December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007   2006
                                                       -------   ----   ----
Net unrealized investment (losses) gains.............  $(4,158)  $177   $137
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      871    (41)   (19)
  Policyholders' account balance and future policy
     benefits........................................      (56)     9     (5)
  Other assets (deferred sales inducements)..........       55      1      5
  Deferred taxes.....................................    1,151    (51)   (41)
                                                       -------   ----   ----
TOTAL NET UNREALIZED INVESTMENT (LOSSES) GAINS.......  $(2,137)  $ 95   $ 77
                                                       =======   ====   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2008 and 2007 were as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Deferred annuities......................................  $28,776   $23,950
Universal life contracts................................   18,870    18,180
Supplementary contracts without life contingencies......      282       287
Unearned revenue liability..............................      371       270
Guaranteed Minimum Accumulation Benefit.................      316        72
Other...................................................      151        36
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $48,766   $42,795
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2008 and 2007, of the total policyholders' account balances of $48,766 million and $42,795 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $47,927 million and $42,416 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $46,263 million and $40,884 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2008:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             -------------     ----------------------------
Deferred annuities................  2.40% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.60% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  3.05% to 6.04%    Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2008 and 2007 were as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  702   $  968
  Other life..............................................      94       75
                                                            ------   ------
       Total life insurance...............................     796    1,043
Individual and group payout annuities.....................   2,870    1,680
Other contract liabilities................................      67       43
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $3,733   $2,766
                                                            ======   ======



     At December 31, 2008 and 2007, of the total future policy benefits of $3,733 million and $2,766 million, respectively, the total amounts related to policies that have surrender privileges were $732 million and $260 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $732 million and $260 million, respectively.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2008:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.37% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2008 and 2007, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contract holders at December 31, 2008 and 2007 for GMDB and GMAB ($ in millions):

                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of
  contractholders.......................           53                54                55



                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                54                56

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2006...........................  $ 30   $  9    $ 39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                       ----   ----    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2008.........................  $ 65   $316    $381
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives under SFAS No. 149 and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 14 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008 and 2007:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 3.14% to 10.89% for 2008 and 0.77% to 7.50% for 2007.

     - Volatility assumption was 13.08% for 2008 and 14.62% for 2007.

     - Mortality was assumed to be 91.00% of the A2000 table for both 2008 and 2007.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 8.10% for 2008, and 0.50% to 30.00%, with an average of 12.00% for 2007.

     - Discount rates ranged from 6.01% to 7.61% for 2008 and 5.26% to 7.61% for 2007.

     The following table presents the aggregate fair value of assets at December 31, 2008 and 2007, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2008               2007
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 5,367   $  804   $ 9,417   $1,169
  Fixed income..............................    1,782      191     2,177      184
  Balanced..................................    1,550      162     2,063      162
General Account.............................    4,711      341     4,967      293
                                              -------   ------   -------   ------
     TOTAL..................................  $13,410   $1,498   $18,624   $1,808
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-1 liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2008 and 2007 (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $29    $23
Net liability increase.......................................    12      6
                                                                ---    ---
Ending balance...............................................   $41    $29
                                                                ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2008 and 2007 are as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Registered..............................................  $12,271   $18,340
Non-registered..........................................      610       753
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $12,881   $19,093
                                                          =======   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2008, 2007 and 2006 is as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Balance at beginning of year                          $3,431   $3,310   $2,978
  Cumulative effect of accounting change, pre-tax
     (SOP 05-1).....................................      --       15       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,431    3,325    2,978
  Current year additions............................     673      560      593
  Amortized during year.............................    (349)    (432)    (345)
                                                      ------   ------   ------
  Change during year................................     324      128      248
  Balance at end of year before related
     adjustments....................................   3,755    3,453    3,226
  Adjustment for change in unrealized investment
     gains..........................................     912      (22)      84
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $4,667   $3,431   $3,310
                                                      ======   ======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2008   2007   2006
                                                         ----   ----   ----
Balance at beginning of year...........................  $272   $228   $230
  Cumulative effect of accounting change, pre-tax (SOP
     05-1).............................................    --      6     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   272    234    230
  Current year additions...............................    64     90     37
  Amortized during year................................   (59)   (48)   (44)
  Adjustment for change in unrealized investment
     gains.............................................    54     (4)     5
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $331   $272   $228
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2008   2007   2006
                                                        -----   ----   ----
Current:
  Federal.............................................  $(167)  $154   $ 85
  State and local.....................................     --      4      1
                                                        -----   ----   ----
                                                         (167)   158     86
Deferred:
  Federal.............................................    104      1     52
                                                        -----   ----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $ (63)  $159   $138
                                                        =====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax asset (liability) reported in other assets and other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2008 and 2007 are as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  663   $  669
  Employee and agents benefits............................      59       61
  Investments.............................................   1,474       --
  Other...................................................      21       16
                                                            ------   ------
     Gross deferred tax assets............................   2,217      746
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,398      964
  Investments.............................................      --       60
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,398    1,024
                                                            ------   ------
       NET DEFERRED TAX ASSET (LIABILITY).................  $  819   $ (278)
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2008, 2007 and 2006:

                                                       2008      2007      2006
                                                      -----      ----      ----
Statutory federal income tax rate...................   35.0%     35.0%     35.0%
Tax exempt income...................................  149.4%     (4.7)%    (4.9)%
Uncertain tax position..............................   (7.5)%     2.8%      0.0%
Investment credits..................................   14.8%     (0.8)%    (0.3)%
Other...............................................    4.5%      0.5%      0.0%
                                                      -----      ----      ----
EFFECTIVE TAX RATE..................................  196.2%     32.8%     29.8%
                                                      =====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 3 -- Recent Accounting Pronouncements, as of December 31, 2008 and 2007, the Company had recorded an income tax receivable/(payable) from New York Life of $85 million and $(95) million, respectively, included in other assets and other liabilities in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and is currently auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2008 and 2007 are as follows (in millions):

                                                                 TOTAL
                                                                UNRECOG-
                                                               NIZED TAX
                                                                BENEFITS
                                                              -----------
                                                              2008   2007
                                                              ----   ----
BEGINNING OF PERIOD BALANCE.................................  $107   $ 94
Reductions for tax positions of prior years.................    (1)    (1)
Additions for tax positions of current year.................    24     14
Settlements with tax authorities............................   (14)    --
                                                              ----   ----
END OF PERIOD BALANCE.......................................  $116   $107
                                                              ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2008 and 2007 is $43 million and $42 million, respectively. Total interest and penalties for the years ended December 31, 2008 and 2007, aggregated $8 million and $10 million, respectively, and are included in income tax (benefit) expense in the accompanying Consolidated Statement of Income. At December 31, 2008 and 2007, the Company had accrued $36 million and $33 million, respectively, of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 74% and 72% of the reinsurance ceded to non-affiliates at December 31, 2008 and 2007, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $9 million and

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$4 million for December 31, 2008 and 2007, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $5 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2008, 2007 and 2006, $75 million, $44 million and $54 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2008, 2007 and 2006 was as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  305   $  317   $  341
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  211   $  204   $  210
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $   95   $  110   $  130
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,692   $5,455   $5,238
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,653   $5,349   $5,089
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2008   2007    2006
                                                        ----   ----   ------
Amounts recoverable from reinsurer....................  $702   $968   $1,055
Premiums ceded........................................  $ 74   $121   $  158
Benefits ceded........................................  $367   $214   $   81

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,447   $  976   $  723
  Assumed...........................................       2        1        1
  Ceded.............................................     (75)    (122)    (159)
                                                      ------   ------   ------
Net premiums........................................  $1,374   $  855   $  565
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  539   $  515   $  509
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  206   $  214
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  704   $  522   $  350
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   11   $    8
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,604   $6,601   $6,432
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,686   $5,379   $5,114
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



NOTE 11 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include interest rate and equity options as well as interest rate, currency and credit default swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation in excess of a specified threshold. The threshold typically declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     In September 2008, one of our derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. In accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), a gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in accumulated other comprehensive income. The gains will be reclassified into net investment losses when the hedged forecasted transactions occur. A gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregated realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2008 and 2007 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $   318    $ 27    $ 1,183    $ 12
Currency swaps................................       101       7        129     (14)
Equity options................................       239      61        315      19
Interest rate options.........................    17,975       6     19,050      27
Credit default swaps..........................        13      (1)         1      --
                                                 -------    ----    -------    ----
  TOTAL.......................................   $18,646    $100    $20,678    $ 44
                                                 =======    ====    =======    ====



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2008 and 2007 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $ --    $    --    $--
Cash flow hedges..............................       178      30        245     --
Non-qualifying derivatives....................    18,468      70     20,433     44
                                                 -------    ----    -------    ---
  TOTAL.......................................   $18,646    $100    $20,678    $44
                                                 =======    ====    =======    ===



     For the years ended December 31, 2008 and 2007, there were no net investment gains or losses related to the ineffective portion of fair value hedges.

     During 2008 and 2007, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                           2008   2007   2006
                                                           ----   ----   ----
Other comprehensive income (loss) balance at the
  beginning of the year..................................   $(2)   $ 2    $ 7
Gains (losses) deferred in other comprehensive income on
  the effective portion of cash flow hedges..............    31     (5)    (7)
Gains reclassified to net income.........................     6      1      2
                                                            ---    ---    ---
Other comprehensive income (loss) balance at the end of
  the year...............................................   $35    $(2)   $ 2
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges totaled less than $1 million for year ended December 31,2008. For the years ended December 31, 2007, and 2006, the ineffective portion of the cash flow hedges was less than $1 million. All components of each derivative's gains or losses were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2008 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains and losses. For the years ended December 31, 2008, 2007 and 2006, the Company included in net investment losses in the accompanying Consolidated Statement of Income $10 million, $16 million and $(6) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2008 and 2007, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 12 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $10 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2008 and 2007, $1,152 million and $1,625 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2008 and 2007, the Company recorded cash collateral received under these agreements of $1,197 million and $1,656 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2008 or 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2008 and 2007, the Company had agreements to purchase and resell securities totaling $185 million and $682 million at an average coupon rate of 0.02% and 4.20%, respectively. At December 31, 2008, the Company had agreements to sell and repurchase securities totaling $36 million at an average coupon rate of 5.09%. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%.

NOTE 13 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $668 million, $629 million and $624 million for the years ended December 31, 2008, 2007 and 2006, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash transferred to it by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2008, 2007 and 2006, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investments whereby New York Life Investments provide investment advisory services to the Company. At December 31, 2008, 2007 and 2006, the total cost for these services amounted to $46 million, $41 million and $40 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, New York Life Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. New York Life Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, New York Life Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from New York Life Investments for the years ended December 31, 2008, 2007 and 2006 of $15 million, $17 million, and $15 million, respectively.

     At December 31, 2008 and 2007, the Company had a net liability of $295 million and $197 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2008 and 2007, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,716 million and $4,468 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.30%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2008 and 2007, the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $184 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $86 million, $111 million and $92 million, for the years ended December 31, 2008, 2007 and 2006, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the year ended December 31, 2008, the Company incurred an expense of $14 million under this new agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2008 or December 31, 2007.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2008 and 2007 there was no outstanding balance due to Capital Corporation. There was no interest expense for 2008. Interest expense for 2007 and 2006 was $1 million and $5 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2008 and 2007, the Company had recorded a receivable from

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2008, 2007 and 2006.

     The Company has a participation agreement with MCF, which allows with the Company to purchase collateralized loans to third parties underwritten by MCF. Under the participation agreement, NYLIAC assumes the performance risk on these loans with no recourse against MCF. In 2008 the Company purchased certain loans from MCF with a commitment amount of $269 million. In 2007, the Company purchased certain loans from MCF with a commitment amount of $88 million. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $4 million, $15 million and $14 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $2 million from NYLAZ for the year ended December 31, 2008.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, the Company recorded liabilities of approximately $2,363 million and $2,395 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, policyholders' account balances and separate account liabilities related to these policies aggregated $243 million and $313 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2008, the Company recorded commission and fee expense to NYLINK agents of $3 million. For the years ended December 31, 2007 and 2006, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 14 -- FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value that includes a three level hierarchy. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value measurements falls is determined based on the lowest level input that is significant to the fair value measurements.

     The Company applied the provisions of SFAS No. 157 prospectively to assets and liabilities measured at fair value. The adoption of SFAS No. 157 changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily net asset value
         ("NAV") and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair value for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurements. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 (in millions):

                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholder account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents a reconciliation of all Level 3 assets and liabilities for the year ended December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE      TRADING       AVAILABLE        OTHER          FROM       ACCOUNT
                                     -FOR-SALE     SECURITIES     -FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF YEAR....      $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment income(1)..           5           1             --             --            --           --
       Net investment gains
          (losses)...............         (54)         (9)            (8)            --            --          (75)
       Other income..............          --          --             --             --             6           --
       Interest credited to
          policyholders' account
          balances...............          --          --             --             --            --           --
     Other comprehensive income..        (297)         --             --              5            --           --
  Purchases, sales, issuances,
     and settlements.............         173          (4)             1             --            --           67
  Transfers into (out of) Level
     3(2)........................         212          (4)             5             --            --          158
                                       ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR..........      $1,770         $36            $ 1            $ 4           $ 9         $150
                                       ======         ===            ===            ===           ===         ====




                                                                    LIABILITIES
                                                            ---------------------------
                                                            POLIYHOLDERS'
                                                               ACCOUNT         OTHER
                                                               BALANCES     LIABILITIES
                                                            -------------   -----------
FAIR VALUE, BEGINNING OF YEAR.............................       $ 72           $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)...........................         --            --
       Net investment gains (losses)......................         --             1
       Other income.......................................         --            --
       Interest credited to policyholders' account
          balances........................................        236            --
     Other comprehensive income...........................         --            --
  Purchases, sales, issuances, and settlements............          8            --
  Transfers into (out of) Level 3(2)......................         --            --
                                                                 ----           ---
FAIR VALUE, END OF YEAR...................................       $316           $ 1
                                                                 ====           ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.
(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRANSFERS

     Net transfers into Level 3 for fixed maturities available-for-sale totaled $212 million during the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

     The table below includes the unrealized gains (losses) for the year ended December 31, 2008 by category for Level 3 assets and liabilities still held at December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                      FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURER     ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
EARNINGS:
  Net investment income..........      $   4          $  1           $--            $--           $--         $ --
  Net investments gains
     (losses)(3).................        (54)          (10)           (8)            --            --          (75)
  Other income...................         --            --            --             --             6           --
  Interest credited to
     policyholders' account
     balance.....................         --            --            --             --            --           --
  Other comprehensive income.....       (296)           --            --              5            --           --
                                       -----          ----           ---            ---           ---         ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES).......................      $(346)         $ (9)          $(8)           $ 5           $ 6         $(75)
                                       =====          ====           ===            ===           ===         ====




                                                                      LIABILITIES
                                                              ---------------------------
                                                              POLIYHOLDERS'
                                                                 ACCOUNT         OTHER
                                                                 BALANCES     LIABILITIES
                                                              -------------   -----------
EARNINGS:
  Net investment income.....................................       $ --           $--
  Net investments gains (losses)(3).........................         --            (1)
  Other income..............................................         --            --
  Interest credited to policyholders' account balance.......        237            --
  Other comprehensive income................................         --            --
                                                                   ----           ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES)...................       $237           $(1)
                                                                   ====           ===



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FIXED MATURITY AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurements. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 of the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in Other Investments or Other Liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 1 in the fair value hierarchy include certain option contracts that are traded on an active exchange.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 of our fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the provisions of SFAS No. 157 related to the non-financial assets and non-financial liabilities within the scope of FSP FAS No. 157-2.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Note 4 of the Notes to the Consolidated Financial Statements at December 31, 2008 and 2007 are presented below (in millions):

                                                        2008                        2007
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,653       $ 5,274       $ 5,208       $ 5,234
Collateralized third party commercial
  loans....................................       353           342           155           155
Securities purchased under agreements to
  resell...................................       185           185           682           682
LIABILITIES
Policyholders' account
  balances -- investment contracts.........    25,637        24,193        20,502        20,502
Collateral received on securities lending
  and repurchase agreements................     1,197         1,197         1,656         1,656


     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans. At December 31, 2007, fair value was considered to approximate carrying value as the spreads reflected market conditions at that time.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2007, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 15 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $13 million, $146 million and $78 million during 2008, 2007 and 2006, respectively.

     Total interest paid was $15 million, $17 million and $18 million during 2008, 2007 and 2006, respectively.

     There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Non-cash investing transactions were $4 million and $35 million for the years ended December 31, 2007 and 2006, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 16 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations, the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has no permitted practices.

     At December 31, 2008 and 2007, statutory stockholder's equity was $3,596 million and $2,650 million, respectively. Statutory net income for the years ended December 31, 2008, 2007 and 2006 was ($387) million, $289 million and $252 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2008 or 2007. As of December 31, 2008, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $943 million. The maximum amount of dividends that may be paid in 2009 without prior approval is $357 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 13 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 18, 2009

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements

         All required financial statements are included in Part B of this Registration Statement.

b.       Exhibits.
(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(2)      Not applicable.
(3)(a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and incorporated herein by reference.
(3)(b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.
(3)(c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)
         - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(3)(d) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.
(3)(e) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A for New York Life MFA Series Fund, Inc. (File No. 002-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.
(3)(f)   Amendment dated September 27, 2002 to Stock Sale Agreement dated
         June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.
(3)(g) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.
(4)(a)   Form of Qualified Flexible Premium Policy - Previously filed as
         Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(4)(b)   Form of Qualified Single Premium Policy - Previously filed as Exhibit
         (5)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(5) Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.
(6)(b)(1)By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(6)(b)(2)Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(7)      Not applicable.

(8) Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant's Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.

(8)(a) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account -- I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(b) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)      Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

(10)(a)  Consent of PricewaterhouseCoopers LLP - Filed herewith.


(10)(b) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(c) Powers of Attorney for Christopher O. Blunt, Director, Senior Vice President and Chief Operating Officer of NYLIAC - filed herewith.



(10)(d) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Filed herewith.



(10)(e) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(f) Powers of Attorney for Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Filed herewith.



(10)(g) Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC - Filed herewith.



(10)(h) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(i) Powers of Attorney for Mark W. Pfaff, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(j) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Filed herewith.



(10)(k) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(l) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Filed herewith.



(10)(m) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Filed herewith.



(10)(n) Powers of Attorney for Michael Whitton, Director of NYLIAC - Filed herewith.


(11)     Not applicable.

(12)     Not applicable.

(13) Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
         No. 033-53342), and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Frank M. Boccio           Director and Executive Vice President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt      Director, Senior Vice President and Chief Operating Officer for L & A
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Steven D. Lash            Director, Senior Vice President and Chief Financial Officer
John R. Meyer             Director and Senior Vice President in charge of Individual Annuity
Mark W. Pfaff             Director and Senior Vice President in charge of Agency Department
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Michael E. Sproule        Director
Michael Whitton           Director
Gary E. Wendlandt         Vice Chairman in charge of Investment and Finance
John Y. Kim               Executive Vice President-CEO and President of NYLIM
Sara Badler               Senior Vice President & Deputy Legal Officer
Patricia Barbari          Senior Vice President
John A. Cullen            Senior Vice President
Thomas F. English         Senior Vice President and Chief Legal Officer
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J. Miller            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Paul Pasteris             Senior Vice President for Market Development & Strategic Planning
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Joseph Bennett            First Vice President
Kathleen A. Donnelly      First Vice President
Angelo J. Scialabba       First Vice President and Controller
Thomas P. Shea            First Vice President
Richard J. Witterschein   First Vice President and Treasurer
Stephen A. Bloom          Vice President and Chief Underwriter
David F. Boyle            Vice President
Karen E. Dann             Vice President
Robert M. Gardner         Vice President
Troy E. Glover            Vice President
Jane Hamrick              Vice President and Actuary
Robert J. Hynes           Vice President
Mario W. Lazzaro Jr.      Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Rowan MacDonald           Vice President and Deputy Treasurer
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary
Linda M. Reimer           Vice President and Associate Legal Officer
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
Teresa A. Turner          Vice President
Robin Wagner              Vice President
Richard M. Walsh          Vice President
Elaine Williams           Vice President
Robert Ziegler            Vice President
Richard W. Zuccaro        Vice President - Tax

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius                 24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                   New York Life Capital Partners III-A, LP            Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                      Partners, LP                                     Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                      NYLIM Mezzanine Partners Parallel Fund, LP       Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Delaware
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III (Mauritius) LLC        Mauritius                24.6%
                  NYLIM Jacob Ballas India Fund III
                  (Mauritius) LLC                                      Mauritius                24.6%
                       NYLIM Jacob Ballas Capital India
                       (FVCI) III (Mauritius) LLC                      Mauritius                24.6%
                       NYLIM Jacob Ballas India (FII) III
                       (Mauritius) LLC                                 Mauritius                24.6%

         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda
         MacKay Shields Core Plus Alpha Fund Ltd.                      Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Institutional Floating Rate Fund, LP               Delaware
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
         NYLIM European Equity Market Neutral Master Fund Ltd.         Cayman Islands
         NYLIM European Equity Market Neutral Fund Ltd.                Cayman Islands
         NYLIM Asian Equity Market Neutral Master Fund Ltd.            Cayman Islands
         NYLIM Asian Equity Market Neutral Fund Ltd.                   Cayman Islands
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM International 170/70 Fund Ltd.                          Cayman Islands
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 LP                                 Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   45%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment, LP               Delaware
     McMorgan & Company LLC                                            Delaware
     McMorgan & Co. Retention Trust                                    New York
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors U.S. Large-Cap Core 130/30
               Fund GP, LLC                                            Delaware
               Madison Square Investors U.S. Large-Cap Core 130/30
                  Fund LP                                              Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
               Madison Square Investors Asian Equity Market Neutral
                  Fund LP                                              Delaware
          Madison Square Investors European Equity Market Neutral
                  Fund GP, LLC                                         Delaware
               Madison Square Investors European Market Neutral
                  Fund LP                                              Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Taiwan Corporation                         Taiwan
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life Securities Investment Consulting Co., Ltd.           Taiwan
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYL International SEAF Sichuan SME Investment                      People's Republic
    Fund LLC                                                           of China                39.96%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.996%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
         Servicios Corporativos SMNYL, S.A. de C.V.                    Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease acquisition LLC                                           Delaware                   55%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware

ITEM 27. NUMBER OF CONTRACTOWNERS


          As of January 31, 2009, there were approximately 10,693 owners of Qualified Policies offered under NYLIAC MFA Separate Account-I.


ITEM 28. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

         NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC Variable Universal Life Separate Account-I
         NYLIAC MFA Separate Account-II
         NYLIAC Variable Annuity Separate Account-I
         NYLIAC Variable Annuity Separate Account-II
         NYLIAC Variable Annuity Separate Account-III
         NYLIAC Variable Annuity Separate Account-IV
         NYLIAC VLI Separate Account
         Eclipse Funds
         MainStay Funds
         MainStay VP Series Fund
         McMorgan Funds
         NYLIM Institutional Funds

         (b) Directors and Officers.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   ------------------------------------------
John Y. Kim                       Chairman and Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Manager and Executive Vice President, Retirement Income Security
John A. Cullen                    Manager
Penny Nelson                      Manager and Managing Director, Operations
Barry A. Schub                    Manager
John C. Siciliano                 Manager
Scott L. Berlin                   Executive Vice President, Life Distribution
Robert J. Hebron                  Executive Vice President, Executive Benefits
John R. Meyer                     Executive Vice President, Retirement Income Security
David G. Bedard                   Senior Managing Director and Chief Financial Officer
Thomas A. Clough                  Senior Managing Director, Retirement Services
Michael D. Coffey                 Senior Managing Director, Retirement Income Security
Barbara McInerney                 Senior Managing Director, Compliance
Alison H. Micucci                 Senior Managing Director, Compliance
Donald A. Salama                  Senior Managing Director, Retirement Services
Stephen C. Fiacco                 Managing Director, Retirement Income Security
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Services
Mark S. Niziak                    Managing Director, Retirement Services
Christopher V. Parisi             Managing Director, Retirement Income Security
Stephen J. Abramo                 Director, Variable Product Operations
Bernadette Hoban                  Director, Retirement Income Security
Paula Taylor                      Director, Retirement Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits
Karen E. Dann                     Vice President, Retirement Income Security
Linda M. Howard                   Vice President, Compliance and Anti-Money Laundering Officer
Robert F. Meredith                Vice President, Life and Annuity Distribution
Andrew N. Reiss                   Vice President, Variable Annuity Wholesaling - Bank Distribution
James R. Vavra                    Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                Vice President, Tax

     (c) Commissions and Other Compensation

         Name of             New Underwriting         Compensation on
        Principal              Discounts and           Redemption or             Brokerage
       Underwriter              Commissions            Annuitization            Commission             Compensation
NYLIFE Distributors
Inc.                                -0-                     -0-                     -0-                     -0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 31. MANAGEMENT SERVICES - Not applicable.


ITEM 32. UNDERTAKINGS -

Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-I, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 14th day of April, 2009.


                                             NYLIAC MULTI-FUNDED ANNUITY
                                             SEPARATE ACCOUNT-I
                                             (Registrant)


                                             By /s/ Corey B. Multer
                                                --------------------
                                                  Corey B. Multer
                                                  Vice President


                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                             (Depositor)


                                             By /s/ Corey B. Multer
                                                --------------------
                                                  Corey B. Multer
                                                  Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Steven D. Lash*                Director and Chief Financial Officer

     Theodore A. Mathas*            Chairman and President
                                    (Principal Executive Officer)

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director

     Michael Whitton*               Director



By /s/ Corey B. Multer
   --------------------
    Corey B. Multer
    Attorney-in-Fact
    April 14, 2009



     *Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

 (9)                  Opinion and Consent of Thomas F. English, Esq.

(10)(a)               Consent of PricewaterhouseCoopers LLP


(10)(b)               Powers of Attorney, Scott L. Berlin



(10)(c)               Powers of Attorney, Christopher O. Blunt



(10)(d)               Powers of Attorney, Frank M. Boccio



(10)(e)               Powers of Attorney, Solomon Goldfinger



(10)(f)               Powers of Attorney, Steven D. Lash



(10)(g)               Powers of Attorney, Theodore A. Mathas



(10)(h)               Powers of Attorney, John R. Meyer



(10)(i)               Powers of Attorney, Mark W. Pfaff



(10)(j)               Powers of Attorney, Angelo J. Scialabba



(10)(k)               Powers of Attorney, Arthur H. Seter



(10)(l)               Powers of Attorney, Michael E. Sproule



(10)(m)               Powers of Attorney, Joel M. Steinberg



(10)(n)               Powers of Attorney, Michael Whitton